UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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PURE CYCLE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PURE CYCLE CORPORATION
8451 Delaware Street
Thornton, Colorado 80260
(303) 292-3456
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on January 15, 2008
TO OUR STOCKHOLDERS:
You are cordially invited to attend the annual meeting of the stockholders of Pure Cycle Corporation. The meeting will be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis Graham & Stubbs LLP, on January 15, 2008 at 2 p.m. Mountain Time for the following purposes:
1.	To elect a board of seven directors to serve until the next annual meeting of stockholders, or until their successors have been duly elected and qualified;

2.	To approve a proposal to change the state of incorporation of Pure Cycle Corporation from the State of Delaware to the State of Colorado;

3.	To ratify the appointment of GHP Horwath, P.C. as our independent registered public accounting firm for the 2008 fiscal year; and

4.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.
Only stockholders of record as of 5:00 p.m. Mountain Time on December 6, 2007 will be entitled to notice of or to vote at this meeting or any adjournment(s) thereof.
WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Scott E. Lehman
Scott E. Lehman, Secretary

December 14, 2007

PURE CYCLE CORPORATION
8451 Delaware Street
Thornton, Colorado 80260
(303) 292-3456
PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To be held on January 15, 2008
ABOUT THE MEETING
This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the board of directors of PURE CYCLE CORPORATION (the “Company”) for use at the annual meeting of stockholders of the Company (the “Meeting”) to be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis Graham & Stubbs LLP on January 15, 2008 at 2 p.m. Mountain Time or at any adjournment thereof.
Proxies were first mailed to stockholders on or about December 14, 2007, and will be solicited primarily by mail. The cost of soliciting proxies is being paid by the Company. In addition to the mailings, the Company’s officers, directors and other regular employees may, without additional compensation, solicit proxies personally or by other appropriate means.
What is the purpose of the Meeting?
At the Meeting, stockholders are asked to act upon the matters outlined above in the Notice of Annual Meeting of Stockholders and as described in this proxy statement. The matters to be considered are (i) the election of directors, (ii) the proposal to change the state of incorporation of the Company from Delaware to Colorado (the “reincorporation proposal”), (iii) the ratification of the appointment of the Company’s independent auditors for the fiscal year ending August 31, 2008, and (iv) such other matters as may properly come before the Meeting. Additionally, management will be available to respond to appropriate questions.
Who is entitled to vote?
Only stockholders of record as of 5 p.m. Mountain Time on December 6, 2007 (the “Record Date”), are entitled to vote on matters presented at the Meeting. On December 6, 2007, there are 20,206,566 shares of the Company’s 1/3 of $.01 par value common stock (“common stock”) issued and outstanding.
What are my voting rights?
If you were a stockholder on December 6, 2007, you will be entitled to vote all of the shares that you held on that date at the Meeting or any postponements or adjournments thereof. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting.
Each outstanding share of the Company’s common stock will be entitled to one vote on each matter acted upon. There is no cumulative voting.
How do I vote?
If you are the stockholder of record, you may vote your shares by completing, signing and dating the enclosed proxy card and then mailing it to the Company’s transfer agent in the pre-addressed envelope provided. You may also vote your shares by phone by calling the Company’s transfer agent at the number listed on the proxy card. If your shares are held beneficially in street name, you may vote your shares by following the instructions provided by your broker.

Can I change or revoke my vote?
A proxy may be revoked by a stockholder any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Meeting and voting in person.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally stockholders provide written comments on their proxy cards, which are forwarded to management of the Company.
What is a quorum?
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum at the Meeting for the election of directors and for the other proposals. Abstentions and broker “non-votes” are counted for the purposes of determining whether a quorum is present at Meeting.
A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
How many votes are required to approve the proposals?
•
Election of Directors — The election of directors requires the affirmative vote of a plurality of the votes cast by shares represented in person or by proxy and entitled to vote for the election of directors. This means that the nominees receiving the most votes from those eligible to vote will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees; however, a “withheld” vote or a broker non-vote (defined above) will have no effect on the outcome of the election.

•
Reincorporation of the Company in Colorado — Approval of proposal 2 requires the affirmative vote of the majority of the shares of common stock issued and outstanding and entitled to vote at the Meeting. With respect to the reincorporation proposal, you may vote “FOR,” “AGAINST,” or you may “ABSTAIN.” If you hold your shares through a nominee such as a broker or bank (i.e., in street name), you must provide your broker with instructions on how to vote the street name shares. Under the rules of The NASDAQ Stock Market (“NASDAQ”), if your broker holds your shares in its name, your broker may not vote your shares on the reincorporation proposal absent instruction from you. Consequently, without your voting instruction on this proposal, a broker non-vote will occur. An abstention, a failure to vote, and a failure to instruct your broker how to vote shares held for you in your broker’s name will each have the same effect as a vote against the reincorporation proposal.

•
Ratification of Auditors and Other Matters — An affirmative vote of the majority of the shares of common stock represented and entitled to vote at the Meeting, is necessary for the approval of proposal 3, the ratification of the appointment of independent auditors, and other matters. For proposal 3 and any other business matters to be voted on, you may vote “FOR,” “AGAINST,” or you may “ABSTAIN.” For the purpose of determining whether such a proposal has received a majority vote, abstentions will be included in the vote totals. An abstention has the same effect as a negative vote. Broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

If no specification is made, then the shares will be voted “FOR” the directors nominated by the board of directors and “FOR” proposals 2 and 3 and otherwise, in accordance with the recommendations of the board of directors.
Does the Company expect there to be any additional matters presented at the Meeting?
Other than the three items of business described in this proxy, the Company is not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy-holders, Mark W. Harding and Harrison H. Augur, have the discretion to vote your shares on any additional matter properly presented for a vote at the Meeting. If for any unforeseen reason any of our director nominees are not available for election at the date of the Meeting, the named proxy-holders will vote your shares for such other candidates as may be nominated by the board.

What if multiple stockholders are at the same address?
The Company adopted a procedure approved by the Securities and Exchange Commission (the “SEC”), called “householding,” which reduces printing and postage costs. Under this procedure, stockholders of record who have the same address and last name will receive one copy of the annual report and proxy statement unless one or more of these stockholders notify the Company that they wish to continue receiving individual copies. Stockholders who do not participate in householding will continue to receive separate copies of the annual report and proxy statement.
If a stockholder of record residing at such an address wishes to receive a separate document in the future, he or she may contact our transfer agent at Computershare Trust Company, Inc., 350 Indiana St., Suite #800, Golden, CO 80401, telephone (303) 262-0600, or write to the Company’s Secretary at the Company’s address set forth above. You also may request a copy of this annual report and proxy material by notifying us at the same address or phone number, and we will undertake to deliver such documents promptly. Stockholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting us in the same manner. If shares are owned through a bank, broker or other nominee, the holder may request householding by contacting the nominee.
When will the results of the voting being announced?
The Company intends to announce preliminary results at the Meeting and will publish final results in the Form 10-Q for the quarter ending February 28, 2008.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The following table presents the beneficial ownership of the Company’s issued and outstanding common stock at December 1, 2007 for (i) each person who owns of record (or is known by the Company to own beneficially) 5% or more of the common stock, (ii) each director of the Company and each nominee for director, (iii) each executive officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that each of the beneficial owners of the stock listed has sole investment and voting power with respect to such shares, based on information filed by such person with the Securities and Exchange Commission or based on information provided by such stockholders to the Company.

COMMON STOCK
	Amount and nature of
Name and Address of Beneficial Owner	beneficial ownership		Percent of Shares
Mark W. Harding 8451 Delaware St. Thornton, CO 80260	727,243	1	3.6%
Harrison H. Augur PO Box 4389 Aspen, CO 81611	99,051	2	*
Mark D. Campbell 7600 E. Orchard Road, Suite 370 S Greenwood Village, CO 80111	812,500	3	4.0%
Arthur G. Epker III One International Place, Suite 2401 Boston, MA 02110	—	4	*
Richard L. Guido 8451 Delaware St. Thornton, CO 80260	10,000	5	*
Peter C. Howell 15289 Russell Road Chagrin Falls, OH 44022	8,000	6	*
George M. Middlemas 225 W. Washington, #1500 Chicago, IL 60606	30,000	7	*
All officers and directors as a group (6 persons)	1,686,794	8	8.3%

High Plains A&M, LLC 7600 E. Orchard Road, Suite 370 S Greenwood Village, CO 80111	3,000,000	9	14.8%
Par Capital Management, Inc. Par Investment Partners, L.P. Par Group, L.P. One International Place, Suite 2401 Boston, MA 02110	2,620,439		13.0%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	2,382,500	10	11.8%
TPC Ventures, LLC 8451 Delaware Street Thornton, CO 80260	1,239,705	11	6.1%
Trigran Investments, Inc. 630 Dundee Road, Suite 230 Northbrook, IL 60062	1,147,231	12	5.7%
* Less than 1%

1)	Includes 210,000 shares of common stock held by SMA Investments, LLLP, a limited liability limited partnership controlled by Mr. Harding.

2)
Includes 10,000 shares purchasable by Mr. Augur under currently exercisable options. Includes 10,000 shares of common stock held by Patience Partners, L.P., a limited partnership in which a foundation controlled by Mr. Augur is a 60% limited partner and Patience Partners LLC is a 40% general partner. Patience Partners LLC is a limited liability company in which Mr. Augur owns a 50% membership interest. Includes 46,111 shares of common stock held by Auginco, a Colorado partnership, which is owned 50% by Mr. Augur and 50% by his wife.

3)
Includes 2,500 shares purchasable by Mr. Campbell under currently exercisable options. Excludes 2,190,000 shares owned by High Plains A&M, LLC (“HP A&M”). By reason of his status as a member and manager of HP A&M, Mr. Campbell has voting authority over the 3,000,000 shares issued to HP A&M, but does not have investment control. Mr. Campbell disclaims beneficial ownership of the shares held by HP A&M except to the extent of his pecuniary interest therein, which is 27% or 810,000 shares of common stock.

4)
Excludes 2,620,439 shares of common stock held directly by PAR Investment Partners, L.P. (“PIP”). PAR Capital Management, Inc. (“PCM”), as the general partner of PAR Group, L.P., which is the general partner of PIP, has investment discretion and voting control over shares held by PIP. No stockholder, director, officer or employee of PCM has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by PIP. The shares held by PIP are part of a portfolio managed by Mr. Epker. As an employee of PCM, Mr. Epker has the authority to trade the securities held by PIP, however, Mr. Epker disclaims beneficial ownership of the shares held by PIP.

5)	Includes 10,000 shares purchasable by Mr. Guido under currently exercisable options.

6)	Includes 7,500 shares purchasable by Mr. Howell under currently exercisable options.

7)	Includes 10,000 shares purchasable by Mr. Middlemas under currently exercisable options.

8)	Includes the following shares:
a.	210,000 shares held by SMA Investments, LLLP as described in number 1 above,

b.	40,000 shares purchasable by directors and officers under currently exercisable options, and

c.	10,000 shares of common stock held by Patience Partners, L.P., and 46,111 shares of common stock held by Auginco, as described in number 2 above.
9)
By reason of the status of each of H. Hunter White, Mark D. Campbell and M. Walker Baus as a member and manager of High Plains A&M, LLC, each of them is deemed a beneficial owner of these shares. Each of them disclaims beneficial ownership of the shares held by High Plains A&M, LLC, except to the extent of his pecuniary interest in the limited liability company.

10)	This disclosure is based on a Schedule 13G filed by Wellington Management Company, LLP on August 10, 2007.

11)	By reason of his role as manager of TPC Ventures, LLC, Ryan T. Clark is deemed the indirect beneficial owner of these shares.

12)
This disclosure is based on a Schedule 13G filed by Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman and Steven G. Simon on October 10, 2007. By reason of their role as controlling shareholders and sole directors of Trigan Investments, Inc., each of Douglas Granat, Lawrence A. Oberman and Steven G. Simon may be considered the beneficial owners of shares beneficially owned by Trigran Investments Inc. Each of the parties’ names above disclaims beneficial ownership of such shares.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the names, ages and titles of the persons who are currently our directors and executive officers, along with other positions they hold with us.

Name	Age	Position
Mark W. Harding	44	Director, President, CEO and CFO
Harrison H. Augur (1)(2)(3)	65	Chairman of the Board
Mark D. Campbell	52	Director
Arthur G. Epker III	45	Director
Richard L. Guido (1)(2)(3)	63	Director
Peter C. Howell (1)(3)	58	Director
George M. Middlemas (2)	61	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee
Code of Ethics
The Company has a code of business conduct and ethics for its directors, officers and employees, which can be viewed on our website at www.purecyclewater.com.
THE BOARD AND ITS COMMITTEES
Committees and Meetings
Audit Committee — The Company has a separately designated-standing Audit Committee, which consists of three non-employee directors, Mr. Howell (Chair) and Messrs. Augur and Guido. The board of directors has determined that the Audit Committee members meet the independence standards of NASDAQ established for audit committee members. In addition, the board has determined that Mr. Howell meets the SEC criteria of an Audit Committee financial expert by reason of his understanding of Accounting Principles Generally Accepted in the United States of America (“GAAP”) and the application of GAAP, his education and his experiences in acquisitions and understanding of financial statements. See Mr. Howell’s biography under Election of Directors (Proposal No. 1) for additional information.
The functions to be performed by the Audit Committee include the appointment, retention, compensation and oversight of the Company’s independent auditors, including pre-approval of all audit and non-audit services to be performed by such auditors. The Audit Committee Charter is available on our website at www.purecyclewater.com. The Audit Committee met nine (9) times during the fiscal year ended August 31, 2007.
Compensation Committee — Mr. Middlemas is the Chairman of the Compensation Committee and Messrs. Augur and Guido are members of the Compensation Committee. The functions to be performed by the Compensation Committee include establishing the compensation of officers and directors and administering management incentive compensation plans. The Compensation Committee held two (2) meetings during the year ended August 31, 2007. The Company’s Compensation Committee Charter can be viewed at our website at www.purecyclewater.com.

Nominating and Corporate Governance Committee — The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of Messrs. Guido (Chairman), Howell and Augur. The board of directors has determined that the members of the Nominating Committee meet the independence standards of NASDAQ. In selecting nominees for the board, the Nominating Committee is seeking a board with a variety of experience and expertise, and in selecting nominees it will consider business experience in the industry in which the Company operates, financial expertise, independence from the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and a reputation for integrity and professionalism. Nominees must be at least 21 years of age and less than 70. The Nominating Committee will consider nominations for director made by stockholders of record entitled to vote. In order to make a nomination for election at the 2009 annual meeting, a stockholder must provide notice, along with supporting information regarding such nominee, to the Company’s Secretary by August 15, 2008. The Nominating Committee evaluates nominees recommended by stockholders utilizing the same criteria it uses for other nominees. The Nominating Committee Charter is available on our website at www.purecyclewater.com. The Nominating Committee held two (2) meetings during the fiscal year ended August 31, 2007.
Director Attendance at Annual Meeting — All of our board members are expected to attend the annual meetings. All of our board members attended the 2007 Annual Meeting.
Board meetings held — During the fiscal year ended August 31, 2007, the board of directors held six (6) meetings. All board members were present at at least 75% of the meetings except Mr. Campbell.
Compensation Committee Interlocks and Insider Participation — No interlocking relationship exists between any member of the board of directors or the Compensation Committee and any other company’s board of directors or compensation committee.
Stockholder Communications with the Board
The board of directors has adopted a policy for stockholders to send communications to the board. The policy is available on the Company’s website at www.purecyclewater.com. Stockholders wishing to send communications to the board may contact Mark W. Harding, President of Pure Cycle, at the Company’s principal place of business. All such communications shall be shared with the members of the board, or if applicable, a specified committee or director.
Relationship of Directors and Officers
None of the current directors or officers, or nominees for director, is related to any other officer or director of the Company or to any nominee for director.
Terms of Directors and Officers
All directors are elected for one-year terms which expire at the annual meeting of stockholders or until their successors are elected and qualified. The Company’s officers are elected annually by the board of directors and hold office until their successors are elected and qualified.
Director Compensation
Directors who are employees of the Company receive no fees for board service. Currently, Mr. Harding is the only director who is also an employee. Each non-employee director receives a payment of $10,000 for each full year in which he or she serves as a director, with an additional payment of $1,000 for each committee on which he or she serves, and $1,000 for serving as chairman of the board. Directors receive $500 for attendance at each board meeting and, if committee meetings are held separate from board meetings, each director receives $500 for attendance at such committee meetings.
The following table sets forth summary information concerning the compensation paid to our non-employee directors in fiscal 2007 for services to the Company.

Summary Director Compensation Table
					Change in
					Pension Value
					and
	Fees		Non-Equity		Nonqualified
	Earned or	Stock	Incentive Plan	Option	Deferred	All other
	Paid in	Awards	Compensation	Awards	Compensation	Compensation	Total
Name	Cash ($)	($)	($)	($) (1)	Earnings	($)	($)
(a)	(b)	( c)	(d)	(e)	(f)	(g)	(h)
Harrison H. Augur — Chair (2)	$18,500	$—	$—	$24,107	$—	$—	$42,607
Mark D. Campbell (3)	$1,500	$—	$—	$18,119	$—	$—	$19,619
Arthur G. Epker III (4)	$11,000	$—	$—	$1,337	$—	$—	$12,337
Richard L. Guido (5)	$18,500	$—	$—	$24,107	$—	$—	$42,607
Peter C. Howell (6)	$17,500	$—	$—	$33,049	$—	$—	$50,549
George M. Middlemas (7)	$14,000	$—	$—	$24,107	$—	$—	$38,107

(1)
In addition to cash compensation, as part of the 2004 Incentive Plan approved by stockholders at the 2004 Annual Meeting, each non-employee director receives an option to purchase 5,000 shares of common stock upon initial election or appointment to the board (which vest one half at each of the first and second anniversary dates of the grant), and an option to purchase 2,500 shares for each subsequent full year in which he or she serves as a director, which options vest one year from the date of grant. The amounts in this column represent the dollar amount recognized as expense for financial reporting purposes with respect to the fiscal year ended August 31, 2007. The expense was calculated in accordance with Statement of Financial Accounting Standards No. 123 (revised) — Share Based Payment (as amended) (“SFAS 123(R)”). These amounts reflect options granted in fiscal 2007 as well as years prior to fiscal 2007. See Note 8 — Stockholders’ Equity in our Annual Report on Form 10-K for the year ended August 31, 2007, for more information about how we account for stock based compensation.

(2)
Mr. Augur received $14,000 for serving on the board, being the chairmen of the board, and serving on three committees. Mr. Augur also received $4,500, or $500 for each board and committee meeting he attended. Mr. Augur had 12,500 options outstanding as of August 31, 2007, of which 10,000 were exercisable.

(3)	Mr. Campbell received $1,500, or $500 for each board and committee meeting he attended. Mr. Campbell had 7,500 options outstanding as of August 31, 2007, of which 2,500 were exercisable.

(4)	Mr. Epker received $11,000 for joining the board on August 2, 2007, and joining the CAA Committee. Mr. Epker had 5,000 options outstanding as of August 31, 2007, of which none were exercisable.

(5)
Mr. Guido received $14,000 for serving on the board and four committees (this includes the “CAA Committee” of the board which is not described above). Mr. Guido also received $4,500, or $500 for each board and committee meeting he attended. Mr. Guido had 12,500 options outstanding as of August 31, 2007, of which 10,000 were exercisable.

(6)
Mr. Howell received $13,000 for serving on the board and three committees. Mr. Howell also received $4,500, or $500 for each board and committee meeting he attended. Mr. Howell had 10,000 options outstanding as of August 31, 2007, of which 7,500 were exercisable.

(7)
Mr. Middlemas received $11,000 for serving on the board and one committee. Mr. Middlemas also received $3,000, or $500 for each board and committee meeting he attended. Mr. Middlemas had 12,500 options outstanding as of August 31, 2007, of which 10,000 were exercisable.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Philosophy
The Company’s executive compensation program is administered by the Compensation Committee of the board of directors. The Compensation Committee is composed of Messrs. Middlemas, Augur and Guido, three non-employee directors. The Compensation Committee reviews the performance and compensation levels for the executive officers and determines equity grants under the 2004 Incentive Plan. The executive officers may provide information to the committee regarding their compensation; however, the Compensation Committee makes the final determination on executive compensation. Final compensation determinations, including equity awards, are generally made in August at the end of the Company’s fiscal year end. The following outlines the philosophy and objectives of the Company’s compensation plans.

Q.	What are the objectives of the Company’s Compensation Committee?

A.
The objectives of the Compensation Committee are to correlate executive compensation with the Company’s business objectives and performance and to enable the Company to attract, retain and reward executive officers who contribute to its long-term success.

Q.	What is the Company’s compensation plan designed to do?

A.
The Company’s compensation plan is designed to attract, retain and motivate high quality executive talent critical to the Company’s success. The compensation plan is designed to reward the executive officers of the Company with competitive total pay opportunities through a compensation mix that emphasizes competitive cash and non-cash incentives and merit-based salary increases, while de-emphasizing entitlements and perquisites. The compensation plan is designed to create a mutuality of interest between executives and stockholders through equity ownership programs and to focus the executive’s attention on overall corporate objectives, in addition to the executive’s personal objectives.

Q.	What are the goals of the Compensation Committee?

A.
The goals of the Compensation Committee are to provide a total compensation package that considers the compensation practices of companies with which the Company competes, provides variable compensation that is linked to achievement of financial and individual performance goals, and aligns the interests of the executive officer and employees with those of the stockholders of the Company by providing them with an equity ownership in the Company. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in corporations of similar size and in like industry.

Q.	What are the basic elements of the executive officers’ pay and how do those fit into the Company’s compensation plan?

A.
Generally each executive officer receives a base cash salary, cash bonus, and long-term equity incentives. The mixture of these cash and non-cash compensation items is designed to provide the executive with a competitive total compensation package while not using an excessive amount of the Company’s cash or overly diluting the equity positions of our stockholders. The compensation plan for the President is described below.

Q.	Does the Company offer any benefit plans to its executive officers?

A.	Each executive officer is eligible for the same benefits available to all Company employees. Currently, this includes participation in a tax-qualified 401(k) plan, health and dental plans.

Q.	Does the Company offer any perquisites to its executive officers?

A.	The Company’s executive officers do not receive any perquisites or personal benefits.

Compensation of the Company’s President
The current compensation program for the Company’s President consists of the following:
Base Salary—The Compensation Committee reviewed and approved a salary for the President during the year ending August 31, 2007. His base salary was established by the Compensation Committee based upon competitive compensation data for similarly sized public companies, job responsibilities, level of experience, individual performance and contribution to the business throughout his career with the Company. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. While the committee reviewed competitive compensation data, it did not benchmark Mr. Harding’s compensation to that of any other company. Base salary for fiscal year 2007 was unchanged from fiscal 2006; however, Mr. Harding was granted a $50,000 increase in his base salary effective September 1, 2007.
Incentive Bonus—The Compensation Committee approved the President’s bonus. The Compensation Committee’s goal in granting incentive bonuses is to tie a portion of the President’s compensation to the performance of the Company and to the President’s individual contribution to the Company. Mr. Harding’s 2007 bonus was determined by the Compensation Committee based on the performance of Mr. Harding in completing the July 2007 registered equity offering, his continued commitment to the success of the Company and his efforts in marketing the Company to the investing public. Additionally, Mr. Harding’s bonus in 2007 was granted to allow him to exercise his remaining stock options before they expired.
Long-Term Stock Incentives—The Compensation Committee provides the Company’s President with long-term equity incentive compensation through grants of stock options and restricted stock. The goal of the long-term stock incentives is to align the interests of the President with those of the Company’s stockholders and to provide the President with a long-term incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options and restricted stock grants directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term stock incentive plan is to tie the number of stock options and restricted stock awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan.
In August 2007, Mr. Harding was granted 34,189 shares of restricted common stock. The amount of restricted stock granted was based on the number of mature shares Mr. Harding utilized to exercise his remaining options. This restricted stock grant was done to maintain Mr. Harding’s level of equity interest in the Company. Further details of the restricted stock are presented in the tables below.
Mr. Harding was not granted any stock options during the year ended August 31, 2007.
Discussion with Respect to Qualifying Compensation for Deductibility
Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its chief executive officer and its other four most highly compensated executive officers. The Company has not established a policy with regard to Section 162(m) of the Code, because the Company does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. The Compensation Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

Compensation Tables
The following tables set forth information required by Item 402 of Regulation S-K. The Company’s President, Mr. Harding, is the Principal Executive Officer and the Principal Financial Officer of the Company. Therefore, all tables contained in this section relate solely to Mr. Harding.

Summary Compensation Table
							Change in
							Penson Value
							and Non-
							Qualified
				Stock		Non-Equity	Deferred
Name and principal	Fiscal	Base		Awards	Option	Incentive Plan	Compensation	All Other
position	Year	Salary	Bonus	(1)	Awards	Compensation	Earnings	Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mark W. Harding	2007	200,000	300,000	259,495	—	—	—	—	759,495
Principal Executive	2006	200,000	250,000	—	—	—	—	—	450,000
and Financial Officer	2005	200,000	150,000	—	—	—	—	—	350,000

(1)
This represents the fair value of the 34,189 shares of restricted stock granted to the named executive officer on August 27, 2007. The restricted stock is subject to forfeiture if Mr. Harding ceases to be an employee of the Company. The forfeiture restriction lapses with respect to one half of the shares on the first anniversary date of the grant and with respect to the remaining one half on the second anniversary date of the grant. Pursuant to SFAS 123(R), the Company will recognize compensation expense on this grant based on the grant date fair value of the stock. The grant date fair value of the restricted stock was based upon the market price of the Company’s common stock on the date of the grant. The grant date fair value will be amortized to compensation expense over the vesting term of two years, which is the period during which the forfeiture provisions lapse.

Grants of Plan Based Awards
		Estimated Future Payouts			Estimated Future Payouts			All
		Under Non-Equity Incentive			Under Equity Incentive Plan			Other	All Other Option
		Plan Awards			Awards			Stock	Awards:
								Number		Exercise	Grant
								of		or Base	Date Fair
								Shares	Number of	Price of	Value of
								of Stock	Securities	Option	Stock and
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Underlying	Awards	Option
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	Options (#)	($/sh)	Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Harding	August 27	$—	$—	$—	$—	$34,189	$34,189	—	—	$—	$259,495

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Equity
								Equity	Incentive Plan
			Equity Plan					Incentive Plan	Awards:
			Incentive				Market	Awards:	Market or
			Awards:				Value of	Number of	Payout Value
	Number of	Number of	Number of			Number of	Shares of	Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Units of	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Stock	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	That Have	Rights That	Rights That
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Vested (#) (1)	Vested ($) (2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Harding	—	—	—	$—	—	—	—	34,189	$261,204

(1)	Forfeiture restrictions lapse with respect to one half of the restricted shares on the first anniversary date of the grant and the remaining one half on the second anniversary date of the grant.

(2)	Based on the closing market price of the Company’s common stock on August 31, 2007.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Number of
	shares		Number of
	Acquired on	Value Realized	shares Acquired	Value Realized
Name	Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mark W. Harding	514,163	$2,146,012	—	$—
Pension Benefits — The Company does not offer pension benefits. Therefore, the Company omitted the Pension Benefits Table.
Non-Qualified Deferred Compensation — The Company does not have any non-qualified deferred compensation plans. Therefore, the Company has omitted the Non-Qualified Deferred Compensation Table.
Termination or Change-in-Control Plans — The Company does have any Termination of Change in Control Plans. Therefore, the Company has eliminated the Termination of Change in Control Plans Table.

Compensation Committee Report1
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the Committee’s review and discussion with management, has recommended to the full board of directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the Annual Meeting.
Respectfully submitted by the Compensation Committee of the Board of Directors
/s/ George M. Middlemas (Chairman)
/s/ Harry H. Augur
/s/ Richard L. Guido
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the board of directors is comprised of three directors and operates under a written charter adopted by the board of directors. The charter is reassessed and updated at least annually, or as needed, in accordance with applicable rules of the Securities and Exchange Commission and NASDAQ. Each of the members of the Audit Committee is a non-employee director and is independent as defined by NASDAQ standards for independence.
Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and recommend to the board of directors the selection of the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance.
The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended August 31, 2007 with GHP Horwath P.C. (“GHP”) and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee meets with GHP, with and without management present, to discuss the results of their examination and their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee discussed with GHP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable. GHP provided the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed GHP’s independence with GHP.
Based on the foregoing, the Audit Committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2007.
/s/ Peter C. Howell
/s/ Harrison H. Augur
/s/ Richard L. Guido

[1]
These reports are not “soliciting material,” are not deemed “filed” with the Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, irrespective of any general incorporation language in any such filing, except to the extent the Company specifically references one of these reports.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Agreements with Related Parties
Comprehensive Amendment Agreement No. 1 (“CAA”) — In July 2007, the Company acquired the rights to approximately $10.5 million of CAA interests in exchange for cash payments of approximately $2.6 million, which was raised in the registered equity offering in July 2007. Of the $10.5 million of CAA interests acquired, Mr. Middlemas (by reason of his role as partner of Apex Investment Fund II, L.P.) and Mr. Augur held approximately $7.2 million and $200,000, respectively. Because Mr. Middlemas and Mr. Augur are deemed related parties, the gains of approximately $706,000 and $18,000 recorded on these purchases, respectively, were recorded as capital contributions.
Tap Participation Fee Payments — On August 31, 2006, pursuant to an Asset Purchase Agreement (the “Arkansas River Agreement”) with HP A&M, the Company purchased approximately 60,000 acre feet of water rights in the Arkansas River and other assets. As consideration for these assets, the Company issued HP A&M 3,000,000 shares of its common stock. The Company also granted HP A&M the right to receive ten percent (10%) of gross proceeds, or the equivalent thereof, from the sale of the next 40,000 water taps (the “Tap Participation Fee”), which was valued at approximately $45.6 million at the acquisition date. The Tap Participation Fee is due and payable once the Company sells a water tap and receives the consideration due for such water tap. Although the Company did not sell any water taps during the year ended August 31, 2007, the Company did sell 509 Lower Arkansas Water Management Association shares (“LAWMA shares”) in its second fiscal quarter. Pure Cycle received a credit towards the Tap Participation Fee from the sale of the LAWMA shares of approximately $849,700 or 505 taps. See Note 3 — Water, Water Systems and Service Agreements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2007, for more information on the LAWMA shares. As a result of the acquisition, HP A&M owns 14.8% of the outstanding shares of common stock of the Company. As a member and manager of HP A&M, our director, Mr. Campbell, is also deemed to own 14.8% of the common stock. Each of Mr. Campbell and HP A&M is deemed a related party.
Review and Approval of Related Party Transactions
It is our policy as set forth in writing in our Code of Business Conduct and Ethics that actual or apparent conflicts of interest are to be avoided if possible and must be disclosed to the board of directors. Pursuant to the Code of Business Conduct and Ethics, any transaction involving a related party must be reviewed and approved by the Audit Committee. Additionally, the Audit Committee Charter requires the Audit Committee to review any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship. The Code also provides non-exclusive examples of conduct which would involve a potential conflict of interest and requires any material transaction involving a potential conflict of interest to be approved in advance by the board.
We annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. Our board of directors and outside legal counsel review all transactions and relationships disclosed in the directors’ and officers’ questionnaire, and the board makes a formal determination regarding each director’s independence. If a director is determined to no longer be independent, such director, if he or she serves on any of the Audit Committee, the Nominating and Corporate Governance Committee, or the Compensation Committee, will be removed from such committee prior to (or otherwise will not participate in) any future meeting of the committee. If the transaction presents a conflict of interest, the board of directors will determine the appropriate response.
ELECTION OF DIRECTORS
(Proposal No. 1)
The current number of members of the board of directors is fixed at seven. The board of directors nominates the following persons currently serving on the board for reelection to the board: Mark W. Harding, Harrison H. Augur, Mark D. Campbell, Arthur G. Epker III, Richard L. Guido, Peter C. Howell and George M. Middlemas. The board of directors has determined that Messrs. Augur, Epker, Guido, Howell and Middlemas are independent as defined in the NASDAQ listing standards.

Set forth below are the names of all nominees for director, all positions and offices with the Company held by each such person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years:
Mark W. Harding. Mr. Harding joined the Company in April 1990 as Corporate Secretary and Chief Financial Officer. He was appointed President of the Company in April 2001, CEO in April 2005, and a member of the board of directors in February 2004. Mr. Harding brings a background in investment banking and public finance, having worked from 1988 to 1990 for Price Waterhouse’s management consulting services where he assisted clients in public finance and other investment banking related services. Mr. Harding is the President and a board member of the Rangeview Metropolitan District and serves on a number of advisory boards relating to water and wastewater issues in the Denver region, including a statewide roundtable created by the Colorado legislature charged with identifying ways in which Colorado can address the water shortages facing Front Range cities including Denver and Colorado Springs. Mr. Harding earned a B.S. Degree in Computer Science and a Masters in Business Administration in Finance from the University of Denver.
Harrison H. Augur. Mr. Augur joined the board and was elected Chairman in April 2001. For more than 20 years, Mr. Augur has been involved with investment management and venture capital investment groups. Mr. Augur has been a general partner of CA Partners since 1987, and general partner of Patience Partners LLC since 1999. Mr. Augur received a Bachelor of Arts degree from Yale University, an LLB degree from Columbia University School of Law, and an LLM degree from New York University School of Law.
Mark D. Campbell. Mr. Campbell joined the board on August 31, 2006. Mr. Campbell has spent the past eight years as President of Southwestern Investment Group, Inc. (and its predecessor), a developer of land, shopping centers, water assets and water storage facilities. Since August 2001, Mr. Campbell has also been a manager of High Plains A&M, LLC, a real estate and water rights investment company in the Denver metropolitan area. Mr. Campbell graduated in 1977 with a Bachelor of Science in Business Administration from Colorado State University and became a CPA in 1978. Mr. Campbell also serves as a director of several special districts in Colorado. Mr. Campbell is active in supporting the communities in which he does business, organizations that support people with disabilities, programs for troubled teens and areas that enhance education.
Arthur G. Epker III. Mr. Epker was appointed to the board on August 2, 2007. Upon his appointment, Mr. Epker was elected to chair the CAA Committee. Since 1992, Mr. Epker has been a partner with Par Capital Management, Inc., a private investment company located in Boston, MA. Mr. Epker received his Bachelor of Science from the University of Michigan and received a Master of Business Administration from Harvard Business School.
Richard L. Guido. Mr. Guido served as a member of the Company’s board from July 1996 through August 31, 2003, and rejoined the board in 2004. Mr. Guido was Associate General Counsel of DeltaCom, Inc., a telecommunications company, from March 2006 to March 2007 and was an employee of Inco Limited, a Canadian mining company (now known as Vale Inco), from 1980 through February 2004. He previously served on the Company’s board pursuant to a voting agreement between Inco and the Company. That agreement is no longer in effect. Mr. Guido was Associate General Counsel of Inco Limited and President, Chief Legal Officer and Secretary of Inco United States, Inc. Mr. Guido received a Bachelor of Science degree from the United States Air Force Academy, a Master of Arts degree from Georgetown University, and a Juris Doctor degree from the Catholic University of America.
Peter C. Howell. Mr. Howell was appointed to fill a vacancy on the board on February 3, 2005. From 1997 to present, Mr. Howell has served as an advisor to various business enterprises in the area of acquisitions, marketing and financial reporting. From August 1994 to August 1997, Mr. Howell served as the Chairman and Chief Executive Officer of Signature Brands USA, Inc. (formerly known as Health-O-Meter) and from 1989 to 1994 Mr. Howell served as Chief Executive Officer and a director of Mr. Coffee, Inc. Mr. Howell is a member of the board of directors of Libbey, Inc. and a number of privately held companies. Mr. Howell received a Master of Arts degree in Economics from Cambridge University.
George M. Middlemas. Mr. Middlemas has been a director since April 1993. Mr. Middlemas has been a general partner with Apex Venture Partners, a diversified venture capital management group, since 1991. From 1985 to 1991, Mr. Middlemas was Senior Vice President of Inco Venture Capital Management, primarily involved in venture capital investments for Inco Securities Corporation. From 1979 to 1985, Mr. Middlemas was Vice President and a member of the Investment Committee of Citicorp Venture Capital Ltd., where he sourced, evaluated and completed investments for Citicorp. Mr. Middlemas is a member of the Pennsylvania State University-Library Development Board and Athletic Committee and is a board member of the Joffrey Ballet of Chicago. Mr. Middlemas received a Bachelors degree in History and Political Science from Pennsylvania State University, a Masters degree in Political Science from the University of Pittsburgh and a Master of Business Administration from Harvard Business School.

The Proxy cannot be voted for more than the seven nominees named. Directors are elected for one-year terms or until the next annual meeting of the Stockholders and until their successors are elected and qualified. All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more nominees is not available for election, the proxy holders named in the enclosed proxy card intend to vote for such other person or persons as the Nominating Committee may nominate.
Mr. Campbell was designated as a nominee to the board of directors pursuant to the Arkansas River Agreement, which agreement obligates the Company to nominate and solicit proxies for a director nominee designated by HP A&M through the earlier of (i) the annual meeting of the Company’s stockholders held following the fiscal year ended August 31, 2010, (ii) the date on which the Company fully discharges its obligation to pay the Tap Participation Fee, or (iii) August 31, 2011. In addition, Mr. Harding agreed to vote his shares of common stock in favor of the director nominee of HP A&M pursuant to a Voting Agreement for the same period that the Company is obligated to solicit proxies for the HP A&M director nominee.
Mr. Middlemas was designated as a nominee to the board of directors pursuant to the Environmental Private Equity Fund II, L.P. (“EPEF”) Voting Agreement, which agreement obligated TPC Ventures, LLC (by reason of the transfer of Mr. Clark’s shares in the Company for estate planning purposes); Ms. Hansson, a former director of the Company; and Fletcher Byrom, a former director of the Company, to vote for the designee of the EPEF. This agreement terminated in July 2007, when EPEF sold all of its remaining shares of Company common stock.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS OF THE SEVEN PERSONS NOMINATED.

CHANGE OF THE COMPANY’S STATE OF INCORPORATION
FROM DELAWARE TO COLORADO
(Proposal No. 2)
General
The board of directors has unanimously approved and recommends that the stockholders approve the change of the Company’s state of incorporation from Delaware to Colorado. In order to change the Company’s state of incorporation, the Company has formed a wholly owned subsidiary in Colorado named Pure Cycle Water Corporation (“Pure Cycle Colorado”). The Company will change its state of incorporation, i.e. reincorporate, pursuant to an Agreement and Plan of Merger, dated as of November 30, 2007 (the “Merger Agreement”), by and between the Company and Pure Cycle Colorado. The Merger Agreement is attached as Appendix A to this proxy statement.
No Change in Business, Jobs, Physical Location, Etc.
After the merger, the Company will be a Colorado corporation. The reincorporation merger will not result in any change in the Company’s name, headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger). Company management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Pure Cycle Colorado. Upon the effective time of the reincorporation merger, your shares of the Company’s common stock will be automatically converted into an equal number of shares of common stock in Pure Cycle Colorado, and such shares will continue to trade on the NASDAQ Capital Market under the symbol “PCYO.”

Reasons for the Reincorporation
A principle reason for the proposed reincorporation is to save the Company money. Delaware charges an annual franchise tax on the Company which has been as high as $165,000 per year. Colorado does not have a franchise tax. Reincorporating in Colorado will enable the Company to devote more resources to activities directly related to growing the business.
In addition, all of the Company’s business activities and assets are located in Colorado. While Delaware courts have a reputation for their expertise in business law, the Company’s water rights are subject to laws unique to Colorado and the Colorado courts are better positioned to evaluate the decisions the Company makes with respect to its water rights and its water service activities.
It should be noted that in some instances shareholders of a Colorado corporation have greater rights and hence more protection under Colorado law than under Delaware law. After considering the advantages and disadvantages of the reincorporation proposal, the board of directors concluded that the benefits of being incorporated in Colorado outweighed the benefits of remaining in Delaware, including the continuing expense of Delaware’s annual franchise tax.
Pure Cycle Colorado
Pure Cycle Colorado, the Company’s wholly owned subsidiary, was incorporated under the Colorado Business Corporation Act (“CBCA” or “Colorado law”) under the name “Pure Cycle Water Corporation” exclusively for the purpose of merging with the Company to change its state of incorporation. The address and phone number of Pure Cycle Colorado’s principal office are the same as those of the Company. Prior to the reincorporation merger, Pure Cycle Colorado will have no material assets or liabilities and will not have carried on any business.
Upon completion of the reincorporation merger, your rights as a shareholder of the Company will be governed by Colorado law and the articles of incorporation and bylaws of Pure Cycle Colorado (the “Colorado Articles of Incorporation” and the “Colorado Bylaws,” respectively). The Colorado Articles and Colorado Bylaws were modeled on the Company’s Certificate of Incorporation and Bylaws currently in effect (the “Delaware Certificate of Incorporation” and the “Delaware Bylaws,” respectively). The Colorado Articles of Incorporation and the Colorado Bylaws are attached to this proxy statement as Appendices B and C, respectively. There are some differences between the Colorado Articles of Incorporation and Bylaws and the Delaware Certificate of Incorporation and Bylaws, the most significant of which are described below under the heading “Comparison of Stockholder Rights Before and After the Reincorporation.”
The Merger Agreement
The Merger Agreement provides that the Company will merge with and into Pure Cycle Colorado, with Pure Cycle Colorado being the surviving corporation. Pursuant to the Merger Agreement, Pure Cycle Colorado will change its name to Pure Cycle Corporation and it will own all assets and liabilities of the Company, including obligations under its outstanding contracts. The Company’s existing board of directors and officers will become the board of directors and officers of Pure Cycle Colorado for identical terms of office.
At the effective time of the reincorporation merger, each outstanding share of the Company’s common stock will automatically be converted into one share of one-third of $.01 par value common stock of Pure Cycle Colorado (“Colorado Common Stock”), and each outstanding share of the Company’s Series B convertible preferred stock will automatically be converted into one share of $.001 par value Series B convertible preferred stock of Pure Cycle Colorado (the “Colorado Series B Preferred Stock”). You will not have to exchange your existing stock certificates of the Company for stock certificates of Pure Cycle Colorado. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate (which will replace the word “Delaware” with “Colorado”) may submit the existing stock certificate to our transfer agent for cancellation and obtain a new certificate.

Pursuant to the reincorporation merger, the Company’s 2004 Incentive Plan will remain in effect. Each award of shares of the Company’s common stock under the 2004 Incentive Plan will be converted into an award of shares of Colorado Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each outstanding option to purchase shares of the Company’s common stock under the 2004 Incentive Plan will be converted into an option to purchase the same number of shares of Colorado Common Stock on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under the 2004 Incentive Plan in the future will be for shares of Colorado Common Stock.
The Merger Agreement was unanimously approved by the board of directors of the Company and the board of directors of Pure Cycle Colorado (consisting of our President, Mr. Harding) and subsequently was adopted by the Company, as the sole stockholder of Pure Cycle Colorado. Approval of the reincorporation proposal (which constitutes approval of the Merger Agreement) requires the affirmative vote of the holders of a majority of all of the shares issued and outstanding and entitled to vote on the proposal.
A vote in favor of the reincorporation proposal is a vote to approve the Merger Agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Colorado Articles of Incorporation and the Colorado Bylaws.
Effective Time
If the reincorporation proposal is approved, the reincorporation merger, and consequently the reincorporation will become effective at the time set forth in each of the Statement of Merger to be filed with the Secretary of State of Colorado in accordance with Section 7-111-104.5 of the CBCA and the Certificate of Ownership and Merger to be filed with the Secretary of State of Delaware in accordance with Section 253 of the Delaware General Corporation Law (“DGCL” or “Delaware law”). The Company anticipates filing these documents shortly after the Meeting. However, the Merger Agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of the Company’s common stock, if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its stockholders.
Effect of Not Obtaining the Required Vote for Approval
If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Delaware.
Comparison of Stockholder Rights Before and After the Reincorporation
Because of differences between Delaware law and Colorado law, as well as differences between the Company’s governing documents before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company’s stockholders. Summarized below are the most significant differences between the rights of the stockholders of the Company before and after the reincorporation. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the DGCL, the Delaware Certificate of Incorporation, the Delaware Bylaws, the CBCA, the Colorado Articles of Incorporation, and the Colorado Bylaws.

	Delaware	Colorado
Removal of Directors
Under Delaware law, directors may be removed by stockholders with or without cause by the affirmative vote of the holders of a majority of the issued and outstanding shares of capital stock entitled to vote for the election of directors.

The Colorado Articles of Incorporation are identical to Delaware with respect to the removal of directors by the shareholders without cause. However, under Colorado law, a lesser vote is required to remove directors with cause. Directors may be removed with cause if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Vacancies on the Board of Directors	Under Delaware law and the Delaware Bylaws, vacancies on the board of directors of the Company may be filled by the remaining directors or, if there are no remaining directors, by the stockholders.
Under Colorado law, because the Colorado Articles of Incorporation do not provide otherwise, any vacancies on the board of directors may be filled either by the remaining directors or the shareholders.

	Delaware	Colorado
Stockholders’ Power to Call Special Meetings
The Delaware Bylaws provide that a special meeting of shareholders must be called upon the request of holders of not less than 20% of the outstanding shares of the Company. The board of directors has the right to amend or remove this provision.

The Colorado Bylaws provide that a special meeting of shareholders must be called upon the request of holders of not less than 10% of the outstanding shares of Pure Cycle Colorado. This provision is required by Colorado law.

Notice of Stockholder Nominations for Directors and Business to be Brought Before Meetings
The Delaware Bylaws provide that no business may be brought before the annual meeting of stockholders, including the nomination or election of persons to the board of directors, by a stockholder unless the stockholder satisfies certain advance notice requirements.

The Colorado Bylaws contain identical provisions regarding advance notice of shareholder nominations of directors or notice of business to be brought before the annual meeting of shareholders, except that the Colorado Bylaws include a provision that the shareholder must be eligible to submit a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. In order to be eligible under Rule 14a-8 to submit a proposal, a shareholder must have continuously held at least $2000 in market value, or 1%, of the securities entitled to be voted on the proposal at the meeting for at least one year prior to the date of submitting the proposal.

Indemnification
The Delaware Certificate of Incorporation provides for mandatory indemnification of officers and directors of the Company, provided they satisfy certain standards of conduct identified by the DGCL. Under Delaware law, a person seeking indemnification is generally required to have acted in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company.

The Colorado Articles of Incorporation provide for mandatory indemnification of the officers and directors to the fullest extent permitted by Colorado law. Under Colorado law, a person seeking indemnification is generally required to have acted in a manner he or she reasonably believed to have been in the best interests of the corporation.

In addition, Colorado law requires us to give shareholders, with or before the next shareholders’ meeting, a notice of all indemnification of, or advancement of expenses to, directors in connection with a proceeding by or in the right of the corporation.

Amendment to the (Certificate) Articles of Incorporation	Under the DGCL, a proposed amendment to the Delaware Certificate of Incorporation may not be submitted to a vote of stockholders without the prior approval of the board of directors.
Pursuant to the CBCA, amendments to the Colorado Articles, other than ministerial amendments authorized by the directors without shareholder action, may be proposed either by the board of directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment.

	Delaware	Colorado

Business Combination Statute
Section 203 of the DGCL provides for a three-year moratorium on certain business combination transactions with “interested stockholders” (generally, persons who beneficially own 15% or more of the corporation’s outstanding voting stock).
The CBCA does not contain any business combination provisions.

Examination of Books and Records
Under Delaware law, any record holder of the Company may, upon written demand under oath stating the purpose, inspect certain records of the Company during usual business hours, provided the demand is made for a purpose reasonably related to such person’s interest as a stockholder.

Under Colorado law, any record or beneficial shareholder of a corporation may, upon properly submitted demand, inspect the articles and bylaws of the corporation, and the past three (3) years of (i) minutes of shareholder actions and meetings, (ii) communications with shareholders, and (iii) financial statements. In addition, if a shareholder either (i) has been a shareholder for at least three (3) months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares, such shareholder may inspect the list of shareholders and certain other corporate records, including excerpts of minutes of the meetings of the board of directors, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interest as a shareholder.

Dissenters’ (Appraisal) Rights
Delaware law provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

Appraisal rights in Delaware are available to record holders only.
Appraisal rights are not applicable to the Merger.

Under Colorado law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, and sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided.

Dissenters’ rights in Colorado are available to both record holders and beneficial holders.

Appraisal rights are not applicable to the Merger.

Franchise Tax	The DGCL requires corporations to pay franchise tax annually (the current maximum is $165,000 per year).	There is no franchise tax in Colorado.

Federal Income Tax Consequences of the Reincorporation Merger
The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of the Company’s common stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of the Company’s common stock, or any foreign, state or local tax considerations. Accordingly, holders of the Company’s common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.
The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.
We believe that the reincorporation merger and the resulting reincorporation of the Company from Delaware to Colorado will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will be recognized by the holders of shares of the Company’s common stock or Series B convertible preferred stock upon consummation of the reincorporation merger, (ii) the aggregate tax basis of shares of Colorado Common Stock and Colorado Series B Preferred Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of the Company’s common stock and Series B convertible preferred stock exchanged in the reincorporation merger and (iii) the holding period of the shares of Colorado Common Stock and Colorado Series B Preferred Stock received in the reincorporation merger will include the period for which shares of the Company’s common stock and Series B convertible preferred stock were held.
Accounting Treatment of the Reincorporation Merger
The historical financial statements of the Company, previously reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will continue to be treated as the Company’s financial statements following the merger.
Regulatory Approval
To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary to consummate the reincorporation merger will be the filing of the Statement of Merger with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE REINCORPORATION OF THE COMPANY IN COLORADO.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal No. 3)
Action is to be taken by the stockholders at the Meeting with respect to the ratification and approval of the selection by the Audit Committee of the Company’s board of directors of GHP Horwath, P.C. (“GHP”) to be the independent auditors of the Company for the fiscal year ending August 31, 2008. In the event of a negative vote on such ratification, the Audit Committee of the board of directors will reconsider its selection. A representative of GHP is expected to be present at the Meeting. The GHP representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Change in Auditors — On December 15, 2006, the Company replaced Anton Collins Mitchell LLP (“ACM”) as its independent registered public accountant. The decision to replace ACM was approved by the Audit Committee of the board of directors. ACM did not, for either of the fiscal years ended August 31, 2006 or 2005, or to the date of the change of auditors, produce a report on the Company’s financial statements which contained an adverse opinion or disclaimer of opinion. ACM’s reports were not modified as to uncertainty, audit scope or accounting principles.

For either of the two fiscal years ended August 31, 2006 and 2005, and to the date of the change in auditors, there were no reportable events as described in Regulation S-K 229.304(a)(1)(v). During the fiscal years ended August 31, 2006 and 2005, and the subsequent interim period through December 15, 2006 (the date of the change in auditors), there were (i) no disagreements with ACM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to ACM’s satisfaction, would have caused ACM to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Company except as described below, and (ii) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.
As discussed in Item 9 in the Company’s Annual Report on Form 10-K for the year ended August 31, 2007, certain of the properties acquired from HP A&M pursuant to the Arkansas River Agreement, entered into on August 31, 2006, are subject to outstanding promissory notes (the “Promissory Notes”) which are secured by deeds of trust on the properties. The Company did not assume the Promissory Notes and they remain the obligation of HP A&M. The Promissory Notes had principal and accrued interest totaling approximately $13.9 million and $14.6 at August 31, 2007 and 2006, respectively. Because the Company would lose a portion of the land and water rights acquired from HP A&M if any defaults on such Promissory Notes are not cured, the Company originally recorded the outstanding balance of the Promissory Notes as a liability on its August 31, 2006 balance sheet. In December 2006, the Company was informed by ACM of their intent to not stand for re-election. At the time, it was ACM’s position that for periods commencing after August 31, 2006, the acquisition date, interest accrued on the Promissory Notes should be treated as an expense paid by a principal shareholder in accordance with Staff Accounting Bulletin No. 79, Accounting for Expenses or Liabilities by Principal Stockholder(s), whereby the Company would record interest expense, which would have been approximately $950,000 in fiscal 2007, with a corresponding increase to additional paid in capital. Since the Company did not concur with this position, the Company requested the Staff of the Office of the Chief Accountant of the Securities and Exchange Commission (the “Staff”) to review its proposed treatment of the Promissory Notes. As described in the Company’s First Amendment to its August 31, 2006 Form 10-K, following the consultations with the Staff, the Company removed the liability related to the Promissory Notes from its August 31, 2006 balance sheet. Further information can be obtained from the First Amendment to the August 31, 2006 Annual Report on Form 10-K filed with the Commission on April 16, 2007.
ACM’s report on effectiveness of the Company’s internal control over financial reporting as of August 31, 2006, identified a material weakness in that the Company’s closing process failed to identify all necessary accounting adjustments for certain transactions.
On December 15, 2006, the Company engaged its new independent registered public accountant, GHP. The decision to engage GHP was approved by the Audit Committee of the Board. Since its appointment, the Company has not consulted with GHP on matters of the type contemplated by Item 304(a)(2) of Regulation S-K. GHP reported that the Company maintained, in all material respects, effective internal control over financial reporting as of August 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).
GHP has no direct or indirect financial interest in the Company and does not have any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither the Company, nor any officer, director or associate of the Company has any interest in GHP.
Fees — For the fiscal years ended August 31, the Company was billed the following audit, audit-related, tax and other fees by GHP and ACM. The Audit Committee approved 100% of these fees in accordance with the Audit Committee Charter. The audit related fees related to the internal control audits pursuant to the Sarbanes-Oxley Act of 2002, the registered equity offering in July 2007 and the consultations with the Staff of the SEC.

	Fiscal year ended August 31,
	2007	2006
Audit Fees	$55,000	$52,000
Audit Related Fees	$146,300	$20,000
Tax	$—	$—
All Other Fees	$—	$—

Pre-Approval Policy — The Audit Committee has established a pre-approval policy in its Charter. In accordance with the policy, the Audit Committee pre-approves all audit, non-audit and internal control related services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT AUDITORS.
ACTION TO BE TAKEN UNDER THE PROXY
The accompanying Proxy will be voted “FOR” approval of proposals 2 and 3 and “FOR” the directors nominated by the board, unless the Proxy is marked in such a manner as to withhold authority to so vote. The accompanying Proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. Management knows of no other matters, other than the matters set forth above, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will vote such Proxy in accordance with their best judgment on any such matter. The persons named in the accompanying Proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.
OTHER INFORMATION
Section 16 (a) beneficial ownership reporting compliance
The Company’s directors and executive officers and persons who are beneficial owners of more than 10% of common stock are required to file reports of their holdings and transactions in common stock with the Securities and Exchange Commission and furnish the Company with such reports. Based solely upon the review of the copies received by the Company, or upon written representations from these persons, the Company believes that, during the fiscal year ended August 31, 2007, all the directors, executive officers, and 10% beneficial owners had complied with the applicable Section 16(a) filing requirements, except that Mr. Campbell and Mr. Epker each filed a late Form 3 and a late Form 4 for his option grant from the Company upon becoming a director, and Mr. Middlemas filed a late Form 4 for one transaction.
Stockholder Proposals
Stockholder proposals for inclusion in the Proxy Statement for the 2009 Annual Meeting of Stockholders must be received at the principal executive offices of the Company by August 15, 2008 but not before June 16, 2008. For more information refer to the Company’s Bylaws which were filed as Appendix C to the Registration Statement on Form SB-2/A filed on June 10, 2004. The Company is not required to include proposals received outside of these dates in the proxy materials for the 2009 Annual Meeting of Stockholders, and any such proposals shall be considered untimely.
Form 10-K Exhibits
The Company has included with this Proxy Statement a copy of its Form 10-K which is part of the Annual Report for the fiscal year ending August 31, 2007, including the financial statements, schedules and list of exhibits. The Company will mail without charge, upon written request or by sending an email to info@purecyclewater.com, a copy of its Form 10-K exhibits. Requests should be sent to Pure Cycle Corporation, 8451 Delaware Street, Thornton, CO 80260. They are also available, free of charge, at the SEC’s web site, www.sec.gov which can also be accessed through the Company’s website at www.purecyclewater.com.

Appendix A
AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER, dated as of November 30, 2007 (this “Agreement”), is to provide for the merger of Pure Cycle Corporation, a Delaware corporation (“PCY Delaware”), into Pure Cycle Water Corporation, a Colorado corporation (“PCY Colorado”). PCY Delaware and PCY Colorado are sometimes hereafter together referred to as the “Constituent Corporations.”
RECITALS
A. PCY Colorado is a corporation duly organized and existing under the laws of the State of Colorado, having an authorized capital stock of 65,000,000 shares consisting of 40,000,000 shares of common stock, one-third of one cent ($.00333) par value (the “PCY Colorado Common Stock”), and 25,000,000 shares of preferred stock, one-tenth of one cent ($.001) par value (the “PCY Colorado Preferred Stock”).
B. 1,000 shares of PCY Colorado Common Stock are issued and outstanding and owned by PCY Delaware and are the only shares of capital stock of PCY Colorado issued and outstanding.
C. PCY Delaware is a corporation duly organized and existing under the laws of the State of Delaware, having an authorized capital stock of 65,000,00 shares consisting of 40,000,000 shares of common stock, one-third of one cent ($.00333) par value (the “PCY Delaware Common Stock”), and 25,000,000 shares of preferred stock, one-tenth of one cent ($.001) par value (the “PCY Delaware Preferred Stock”).
D. The respective boards of directors of PCY Colorado and PCY Delaware have determined that it is advisable and in the best interests of such corporations that PCY Delaware merge with and into PCY Colorado as authorized by the statutes of the states of Delaware and Colorado and upon the terms and subject to the conditions of this Agreement.
E. The respective boards of directors of PCY Colorado and PCY Delaware have, by resolutions duly adopted, approved this Agreement, PCY Delaware has approved this Agreement as the sole stockholder of PCY Colorado, and the board of directors of PCY Delaware has directed that this Agreement be submitted to a vote of its stockholders.
AGREEMENT
In consideration of the premises and the mutual agreements and covenants set forth herein, the parties hereby agree as follows:
1. Merger. Upon the terms and subject to the conditions set forth in this Agreement, PCY Delaware shall be merged with and into PCY Colorado (the “Merger”), and PCY Colorado shall be the surviving corporation (sometimes hereafter referred to as the “Surviving Corporation”). The name of the Surviving Corporation shall be Pure Cycle Corporation.

2. Effective Time. The Merger shall become effective (the “Effective Time”) upon the time and date of filing of such documents as required under applicable law.
3. Governing Documents.
(a) The articles of incorporation of PCY Colorado, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with applicable law, except that as of the Effective Time, the name of the Surviving Corporation shall be changed from Pure Cycle Colorado, Inc. to Pure Cycle Corporation.
(b) The bylaws of PCY Colorado, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with applicable law.
(c) References to “the Corporation” in Article VI of the bylaws of PCY Colorado shall include PCY Delaware, in addition to PCY Colorado, so that any person who was a director or officer of PCY Delaware or is or was serving at the request of PCY Delaware as a director, employee, or agent of another corporation, partnership, joint venture, trust, association, or other entity shall stand in the same position under the provisions of said Article VI with respect to PCY Colorado as such person would if such person had served PCY Colorado in the same capacity or is or was so serving such other entity at the request of PCY Colorado, as the case may be.
4. Effects of Merger; Officers and Directors.
(a) At the Effective Time, the separate corporate existence of PCY Delaware shall cease, and PCY Colorado as the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of PCY Delaware; and all rights, privileges, powers and franchises of PCY Delaware, and all property, real, personal and mixed, and all debts due to PCY Delaware on whatever account, as well as for share subscriptions and all other things in action belonging to PCY Delaware, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of PCY Delaware, and the title to any real estate vested by deed or otherwise in PCY Delaware, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of PCY Delaware shall be preserved unimpaired, and all debts, liabilities and duties of PCY Delaware shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Surviving Corporation. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of PCY Delaware and its stockholders, board of directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of PCY Colorado and shall be as effective and binding thereon as the same were with respect to PCY Delaware.

(b) At the Effective Time, the officers and directors of PCY Delaware shall become the officers and directors of the Surviving Corporation to hold the positions in the Surviving Corporation to which they have been elected as officers of PCY Delaware and to serve in accordance with the bylaws of the Surviving Corporation.
5. Further Assurances. From time to time, as and when required by PCY Colorado, or by its successors and assigns, there shall be executed and delivered on behalf of PCY Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in PCY Colorado the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of PCY Delaware, and otherwise to carry out the purposes of this Agreement, and the officers and directors of PCY Colorado are fully authorized in the name and on behalf of PCY Delaware or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.
6. Conversion of Securities in the Merger. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:
(a) Each one (1) share of PCY Delaware Common Stock issued and outstanding immediately prior to the Effective time (excluding shares of PCY Delaware Common Stock held by stockholders who have properly exercised their dissenters’ rights under the General Corporation Law of Delaware) shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and nonassessable share of PCY Colorado Common Stock.
(b) Each one (1) share of PCY Delaware Preferred Stock issued and outstanding immediately prior to the Effective time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and nonassessable share of PCY Colorado Preferred Stock with the same rights and preferences afforded to the PCY Delaware Preferred Stock prior to the Effective Time.
(c) Each option, warrant, purchase right or other security of PCY Delaware issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of PCY Colorado. The same number of shares of PCY Colorado Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, or other securities as is equal to the number of shares of the PCY Delaware Common Stock so reserved as of the Effective Time.
(d) The shares of PCY Colorado Common Stock issued in the name of PCY Delaware shall be cancelled and retired and shall resume the status of authorized and unissued shares of PCY Colorado Common stock and no securities of PCY Colorado shall be issued in respect thereof.

7. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of PCY Delaware Common Stock, PCY Delaware Preferred Stock, or options, warrants, purchase rights or other securities of PCY Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective PCY Colorado Common Stock, PCY Colorado Preferred Stock, or options, warrants, purchase rights, or other securities of PCY Colorado, as the case may be, into which the shares of PCY Delaware Common Stock, PCY Delaware Preferred Stock, or options, warrants, purchase rights or other securities of PCY Delaware represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of PCY Colorado Common stock, PCY Colorado Preferred Stock, or options, warrants, purchase rights or other securities of PCY Colorado, as the case may be, evidenced by such outstanding certificate, as above provided.
8. Amendment. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties at any time prior to the Effective Time.
9. Abandonment. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the board of directors of either PCY Colorado or PCY Delaware, or both, notwithstanding approval of this Agreement by the stockholders of PCY Delaware, if circumstances arise which, in the opinion of the board of directors of either Constituent Corporation, make the Merger inadvisable.
10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.
11. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.
12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to the conflict of law principles thereof.
13. Agreement for Service of Process; Dissenting Stockholders. The surviving Corporation, from and after the Effective Time, agrees that it may be sued and served with process in the State of Colorado at 8451 Delaware Street, Thornton, Colorado 80260, in any proceeding for the enforcement of any obligation of PCY Delaware and in any proceeding for the enforcement of any obligation of the Surviving Corporation or PCY Delaware arising from the merger. The Surviving Corporation irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such proceeding.

IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be signed by its duly authorized officers as of the date first above written.

ATTEST:		Pure Cycle Water Corporation

By	/s/ Scott Lehman	By	/s/ Mark W. Harding

	Scott Lehman, Secretary		Mark W. Harding, President

ATTEST:		Pure Cycle Corporation, a Delaware corporation

By	/s/ Scott Lehman	By	/s/ Mark W. Harding

	Scott Lehman, Secretary		Mark W. Harding, President

Appendix B
ARTICLES OF INCORPORATION
OF
PURE CYCLE WATER CORPORATION
ARTICLE I
NAME
The name of the corporation is Pure Cycle Water Corporation (the “Corporation”).
ARTICLE II
ACT
This Corporation is incorporated under the Colorado Business Corporation Act (the “Act”).
ARTICLE III
PURPOSES AND POWERS
The purposes for which the Corporation is organized and its powers are as follows:
Section 3.1 Purposes. To engage in the transaction of all lawful business or pursue any other lawful purpose or purposes for which a corporation may be organized under Colorado law.
Section 3.2 Powers. To have, enjoy, and exercise all of the rights, powers and privileges conferred upon corporations incorporated pursuant to Colorado law, whether now or hereafter in effect, and whether or not herein specifically mentioned.
The foregoing enumeration of purposes and powers shall not limit or restrict in any manner the transaction of other business, the pursuit of other purposes or the exercise of other and further rights and powers that may now or hereafter be permitted or provided by law.
ARTICLE IV
CAPITAL STOCK
Section 4.1 Authorized Shares. The number of shares of capital stock of all classes which the Corporation shall have authority to issue is sixty-five million (65,000,000) shares, of which forty million (40,000,000) shares shall be of a class designated as “common stock,” with a par value of one-third of one cent ($.00333) per share, and twenty-five million (25,000,000) shares shall be of a class designated as “preferred stock,” with a par value of one-tenth of one cent ($.001) per share.

Section 4.2 Designations, Powers and Preferences. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock are as follows:
A. Common Stock. Except for and subject to those preferences, rights, and privileges expressly granted to the holders of preferred stock, and except as may be provided by the laws of the State of Colorado, the holders of common stock shall have exclusively all rights of shareholders of the Corporation, including, but not by way of limitation, (i) unlimited voting rights, (ii) the right to receive dividends, when and as declared by the board of directors out of assets lawfully available therefor, (iii) the right to vote for the election of directors and on all other matters requiring shareholder action, each share being entitled to one vote, and (iv) in the event of any distribution of assets upon the dissolution and liquidation of the Corporation, the right to receive ratably and equally the net assets of the Corporation remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.
B. Preferred Stock. Shares of preferred stock may be issued in one or more series at such time or times as the board of directors may determine. All shares of any one series of preferred stock shall be of equal rank and identical in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative. Subject to the limitations hereof and the limitations prescribed by law, the board of directors is expressly authorized to fix from time to time, in whole or in part, by resolution or resolutions adopted prior to the issuance of and providing for the establishment and/or issuance of any series of preferred stock, the designation of such series and the powers, preferences, and rights of such series, and the qualifications, limitations or restrictions thereof. The authority of the board of directors with respect to each such series shall include, but shall not be limited to, determination of the following:
(i) The distinctive serial designation and number of shares comprising each such series (provided that the aggregate number of shares constituting all series of preferred stock shall not exceed twenty-five million (25,000,000)), which number may (except where otherwise provided by the board of directors in creating such series) be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by action of the board of directors;
(ii) The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property, or rights, or in shares of the Corporation’s capital stock, and the relative priority, if any, of payment of dividends on shares of that series over shares of any other series;

(iii) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;
(iv) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;
(v) The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;
(vi) Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class or any other series and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;
(vii) Whether the issuance of any additional shares of such series shall be subject to restrictions, or whether any shares of any other series shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;
(viii) Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of these Articles of Incorporation, voting rights to be exercised either together with holders of common stock as a single class, or independently as a separate class; and
(ix) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Colorado.
C. Series B Preferred Stock.
(i) Number of Shares and Designation. 432,514 shares of the preferred stock, $.001 par value, of the Corporation are hereby constituted as a series of preferred stock of the Corporation designated as Series B Convertible Preferred Stock (the “Series B Preferred Stock”).

(ii) Liquidation.
1. Liquidation Value. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock will be entitled to be paid, before any distribution or payment is made upon any other equity securities of the Corporation, the amount of $1.00 per share less an amount equal to all dividends paid thereon (the “Liquidation Value”).
2. Notice of Liquidation. The Corporation will mail written notice of any distribution in connection with such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series B Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section (ii).
(iii) Dividends.
1. General Obligations. The holders of the Series B Preferred Stock shall be entitled to receive cash dividends when and as declared by the board of directors out of funds legally available for such purpose in a total amount of $1.00 per share, and no more. Each share of Series B Preferred Stock shall earn and accrue a dividend if and when the Corporation receives proceeds from (i) the retirement of the Rangeview Bonds whether for cash or for new bonds or other debt obligations of the District or (ii) the marketing, sale or other distribution of the Rangeview Water Right or the water underlying such right in an amount greater than $35,000,000 plus PPI (a “Qualifying Sale”). Such dividend shall be paid when and as declared by the board of directors and upon completion of any Qualifying Rangeview Sale unless payment is prohibited by Colorado law. No dividends shall be paid on common stock unless all dividends accrued on the Series B Preferred Stock have been paid.
2. Distribution of Partial Dividend Payment. If at any time less than the total amount of dividends have accrued with respect to the Series B Preferred Stock, any payment of such dividends declared by the board of directors will be distributed ratably among the holders of the Series B Preferred Stock based upon the number of shares held by such holders, respectively.
(iv) Optional Redemption.
1. Redemption. The Series B Preferred Stock may be redeemed by the Corporation at its option on any date set by the board of directors, in whole or in part, out of funds legally available therefor, at any time or from time to time, at a redemption price equal to the Liquidation Value.

2. As Alternative to Dividend. In lieu of payment of a dividend accruing from a Qualifying Rangeview Sale, the board of directors may alternatively cause the Corporation to redeem shares of the Series B Preferred Stock, on any date set by the board of directors, in whole or in part, out of funds legally available therefor, at any time or from time to time, at a redemption price equal to the Liquidation Value. If the Corporation elects to redeem shares of Series B Preferred Stock in lieu of paying an accrued dividend, the Corporation must redeem the full number of shares purchasable with the aggregate dividend accrued.
3. Limitation on Use Rangeview Assets. The Series B Preferred Stock may not be redeemed utilizing the Rangeview Assets or proceeds therefrom unless it would be permissible under Section (iii)(3) hereof to use such assets to pay a dividend on the Series B Preferred Stock.
4. Notice of Redemption. Notice of any proposed redemption of shares of Series B Preferred Stock shall be sent to the holders of record of the shares of Series B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least 20, but not more than 60 days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date, (ii) the Redemption Price, (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price, and (iv) the number of shares to be redeemed. If less than all the outstanding shares of Series B Preferred Stock are to be redeemed, the Corporation shall redeem (or offer to redeem) the outstanding shares of Series B Preferred Stock on a pro rata basis. In order to facilitate the redemption of the shares of Series B Preferred Stock, the board of directors may fix a record date for determination of holders of Series B Preferred Stock to be redeemed, which date shall not be more than 60 (nor less than 10) days prior to the Redemption Date with respect thereto.
5. Return of Stock Certificates. The holder of any shares of Series B Preferred Stock that are redeemed shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series B Preferred Stock, and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series B Preferred Stock after its Redemption Date.
6. Extinguishment of Rights. At the close of business on the Redemption Date for any share of Series B Preferred Stock to be redeemed, such share shall (provided the Redemption Price of such share has been paid or properly provided for) be deemed to cease to be outstanding and all rights of any person other than the Corporation in such share shall be extinguished on the Redemption Date for such share except for the right to receive the Redemption Price, without interest, for such share in accordance with the provisions of this Section (iv), subject to applicable escheat laws.

7. Open Market Purchases. The Corporation shall have the right to purchase shares of Series B Preferred Stock in the public market at such prices as may then be available in the public market for such shares and shall have the right at any time to acquire any Series B Preferred Stock from the owner of such shares on such terms as may be agreeable to such owner. Shares of Series B Preferred Stock may be acquired by the Corporation from any shareholder pursuant to this Section (iv)(7) without offering any other shareholder an equal opportunity to sell his or her stock to the Corporation, and no purchase by the Corporation from any shareholder pursuant to this Section (iv)(7) shall be deemed to create any right on the part of any shareholder to sell any shares of Series B Preferred Stock (or any other stock) to the Corporation. The purchase by the Corporation of shares of Series B Preferred Stock pursuant to this Section (iv)(7) shall not be deemed for any purpose to be a redemption. Such shares shall not be entitled to receive dividends while held by the Corporation.
8. Limitations on Redemption Right. Notwithstanding the foregoing provisions of this Section (iv), and subject to the provisions of Section (iii) hereof, if a dividend upon any shares of Series B Preferred Stock is past due, the Corporation shall not purchase or otherwise acquire any shares of Series A-1 Preferred Stock, except pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A-1 Preferred Stock.
9. Mandatory Redemption. No holder of Series B Preferred Stock shall have any right to require the Corporation to redeem any or all of the shares of Series B Preferred Stock.
(v) Voting.
1. General. The holders of Series B Preferred Stock will not have any voting rights except as set forth below or as otherwise from time to time required by law. In connection with any right to vote, each holder of Series B Preferred Stock will have one vote for each such share held. Any shares of Series B Preferred Stock held by the Corporation or any entity controlled by the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.
2. Default Voting Rights. Whenever dividends on the Series B Preferred Stock shall have accrued pursuant to Section (iii)(1), but have not been declared by the board of directors, the holders of the Series B Preferred Stock shall be entitled to vote with the holders of the common stock at any meeting of the shareholders of the Corporation held during the period such dividends remain in arrears. Each share of Series B Preferred Stock shall have one vote when voting with the common stock. The right of the holders of the Series B Preferred Stock to vote with the common stock shall terminate when all accrued and unpaid dividends on the Series B Preferred Stock have been declared and paid or set apart for payment. Cumulative voting shall not be permitted in the election of directors or otherwise.

3. Class Voting Rights. So long as the Series B Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least 66-2/3% (or such higher percentage, if any, as may then be required by applicable law) of all outstanding shares of the Series B Preferred Stock voting separately as a class, (i) amend, alter or repeal any provision of the Articles of Incorporation or the By-Laws of the Corporation, so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series B Preferred Stock or (ii) create, authorize, issue, or increase the amount of any class or series of stock, or any security convertible into stock of such class or series, ranking senior to the Series B Preferred Stock as to dividend or liquidation rights. A class vote on the part of the Series B Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the board of directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Series B Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any notes, commercial paper, bonds, mortgages, debentures or other obligations of the Corporation.
4. Preemptive Rights. The holders of shares of Series B Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.
(vi) Definitions.
1. “Option Agreements” shall mean a certain Option and Purchase Agreement between Inco Securities Corporation and OAR, Incorporated and a certain Option and Purchase Agreement between Inco Securities Corporation and Colorado Water Consultants, Incorporated, each dated November 8, 1990, and amended February 12, 1991, and further amended August 12, 1992, and as many be further amended from time to time.
2. “PPI” shall mean interest at the annual rate of 9% on $8,084,000.00 (which has been accruing since August 12, 1992) which represents the remaining adjusted purchase price of the Rangeview Bonds pursuant to the Option Agreements.
3. “Rangeview Assets” shall mean the Rangeview Bonds and Rangeview Water Rights which the Corporation has rights to market and develop pursuant to a Water Rights Commercialization Agreement (the “Commercialization Agreement”) with Inco Securities Corporation dated as of December 11, 1990, and amended February 12, 1991, and further amended August 12, 1992, and as may be further amended from time to time.

4. “Rangeview Bonds” shall mean the certain notes and bonds issued by the Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado (the “District”), having a par value of $24,914,058.00, which Inco Securities Corporation and the Corporation have purchased in part and the remainder of which Inco Securities Corporation has an option to purchase pursuant to the Option Agreements as may be further amended from time to time.
5. “Rangeview Water Right” shall mean the certain 10,000 acre-foot water production right which Inco Securities Corporation has an option to acquire from the District pursuant to a certain Option Agreement For Sale and Operation of Production Right, dated as of November 14, 1990, and amended February 12, 1991, and as may be further amended from time to time.
(vii) Notices. Any notice required hereby to be given to the holders of shares of Series B Preferred Stock shall be sufficiently given if sent by telecopier, registered or certified mail, postage prepaid, by express mail or by other express courier addressed to each holder of record at his or her address appearing on the books of the Corporation. All notices and other communications shall be effective (i) if mailed, when received or three (3) days after mailing, whichever is earlier; (ii) if sent by express mail or courier, when delivered; and (iii) if telecopied, when received by the telecopier to which transmitted (a machine-generated transaction report produced by sender bearing recipient’s telecopier number being prima facie proof of receipt).
Section 4.3 Cumulative Voting. Cumulative voting shall not be permitted in the election of directors or otherwise.
Section 4.4 Action Without a Meeting. Any action required or permitted to be taken by the shareholders may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.
ARTICLE V
DIRECTORS
Section 5.1 Initial Director. The initial board of directors shall consist of the following person, who shall serve until the next annual meeting of shareholders and until his successor is duly elected and qualified:
Mark W. Harding
8451 Delaware Street
Thornton, Colorado 80260

Section 5.2 Removal. The shareholders may not remove a director from office without cause, except by the affirmative vote of a majority of the capital stock issued and outstanding and entitled to vote on the election of directors at a meeting called for that purpose. The shareholders may remove a director from office with cause at a meeting called for that purpose if the number of votes cast in favor of removal exceeds the number of votes against removal. The shareholder meeting notice shall state that the purpose, or one of the purposes, of the meeting is removal of the director.
ARTICLE VI
INDEMNIFICATION
Section 6.1 Indemnity. The Corporation shall indemnify, to the fullest extent permitted by law, any person against all liability and expense (including attorneys’ fees) incurred by reason of the fact that such person is or was a director or officer of the Corporation, or who, while a director or officer, is or was serving at the request of the Corporation as a director, officer, partner, manager, member, trustee, employee, fiduciary or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as a director, officer, employee, fiduciary, or agent to the extent and in the manner provided in any bylaw, agreement, insurance policy, vote of shareholders or disinterested directors, or otherwise, so long as such provision is legally permissible.
Section 6.2 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary, or agent of the Corporation, is or was serving at the request of the corporation as a director, officer, partner, manager, member, trustee, employee, fiduciary or agent of another domestic or foreign entity or of an employee benefit plan, against any liability asserted against or incurred by the person in any such capacity or arising out of the person’s status as such, whether or not the Corporation would have the power or would be required to indemnify the person against such liability under the provisions of this Article VI, the Act or under any other applicable law.
Section 6.3 Definition. For the purpose of this Article VI, references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee, fiduciary or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, partner, manager, member, trustee, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other entity or employee benefit plan shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would if such person had served the resulting or surviving corporation in the same capacity.

ARTICLE VII
BYLAWS
The board of directors of the corporation shall have the power to adopt bylaws for the governance of the corporation and to amend the bylaws at any time to add, change or delete a provision, unless (i) the Act or the Articles of Incorporation reserve such power exclusively to the shareholders in whole or in part or (ii) a particular bylaw expressly prohibits the board of directors from doing so.
ARTICLE VIII
LIMITATION OF DIRECTOR LIABILITY
A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for the liability of the director to the corporation or to its shareholders for monetary damages for: (i) any breach of the director’s duty of loyalty to the Corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Act; or (iv) any transaction from which the director derived any improper personal benefit. If the Act hereafter is amended to eliminate or further limit the liability of a director, then the liability of each director shall be eliminated or limited to the fullest extent permitted by the Act, as so amended.
Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation under this Article, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article, prior to such repeal or modification.
ARTICLE IX
REGISTERED OFFICE AND REGISTERED AGENT
The street address of the initial registered office of the Corporation is 8461 Delaware Street, Thornton, Colorado 80260. The name of the initial registered agent of the Corporation at such address is Mark W. Harding.
ARTICLE X
INITIAL PRINCIPAL OFFICE
The address of the initial principal office of the Corporation is 8451 Delaware Street, Thornton, Colorado 80260.

ARTICLE XI
INCORPORATOR
The individual named below, being over eighteen years of age, is the true Incorporator of the Corporation, may be contacted at the address provided and is the individual who causes this document to be filed with the Colorado Secretary of State:
Wanda J. Abel, Esq.,
1550 Seventeenth Street
Suite 500
Denver, Colorado 80202.
The powers of the Incorporator expire immediately upon the filing of these Articles of Incorporation with the Colorado Secretary of State.

Appendix C
BYLAWS
OF
PURE CYCLE WATER CORPORATION
ARTICLE I
OFFICES
1.1 Principal Office.
The principal office of Pure Cycle (“Corporation”) shall be designated from time to time by the Corporation and may be within or outside the State of Colorado. The Corporation may have offices at such other places as the board of directors may from time to time determine.
1.2 Registered Office and Agent.
The registered office of the Corporation required by the Colorado Business Corporation Act (the “Act”) to be maintained in Colorado may, but need not, be identical with the principal office. The initial registered office and initial registered agent of the Corporation in the State of Colorado are specified in the original Articles of Incorporation.
ARTICLE II
SHAREHOLDERS
2.1 Annual Meetings.
The annual meeting of shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on the date and at the time fixed, from time to time, by a resolution of the board of directors. Each such annual meeting shall be held at such place, within or without the State of Colorado, as shall be determined by the board of directors. The day, time, and place of each annual meeting shall be specified in the notice of such annual meeting. Any annual meeting of shareholders may be adjourned from day to day, time to time, and place to place until its business is completed.
2.2 Special Meetings.
Except as otherwise required by law or by the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), special meetings of shareholders may be called by the chairman of the board, the chief executive officer, the president, or the board of directors pursuant to a resolution approved by a majority of the entire board of directors or a sole remaining director. The Corporation shall also hold a special shareholders’ meeting if it receives one or more written demands for the meeting, signed and dated by the holders of shares representing at least ten (10%) percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. A written request for a meeting delivered by shareholders shall state the purpose or purposes of the meeting, shall be delivered to the secretary, and shall comply with the requirements set forth in the third paragraph of Section 2.10 of these bylaws. The term “entire board of directors,” as used in these bylaws, means the total number of directors which the Corporation would have if there were no vacancies. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special shareholders’ meeting.

2.3 Shareholder Action.
Any action required or permitted to be taken by the shareholders of the Corporation shall be effected at a duly called annual or special meeting of such shareholders, or without a meeting, without prior notice and without a vote, if the requisite shareholders entitled to vote execute a consent in writing setting forth the action so taken.
No action taken by written consent shall be effective unless, within sixty days after the date the Corporation first receives a writing describing and consenting to the action and signed by a shareholder, the Corporation has received writings that describe and consent to the action, signed by shareholders holding at least the number of shares necessary to authorize or take the action (disregarding any consent that has been revoked as provided below). Action taken pursuant to this Section shall be effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writings necessary to effect the action specify another date, which may be before or after the date the writings are received by the Corporation. Such action shall have the same effect as action taken at a meeting of shareholders and may be described as such in any document. Any shareholder who has signed a writing describing and consenting to an action taken pursuant to this Section may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder’s prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action.
If written action is taken with less than unanimous consent of all shareholders entitled to vote upon the action, the Corporation or shareholders taking the action shall, upon receipt by the Corporation of all writings necessary to effect the action, give notice of the action to all shareholders who were entitled to vote upon the action but who have not consented to the action as herein provided. The notice shall contain or be accompanied by the same material, if any, that would have been required under the Act to be given to shareholders in or with notice of the meeting at which the action would have been submitted to the shareholders.
2.4 Notice of Meeting.
Except as otherwise required by statute or the Articles of Incorporation, written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, except that if the number of authorized shares is to be increased, at least thirty days’ notice shall be given, either personally or by mail, prepaid telegram, telex, facsimile transmission, cablegram, overnight courier or radiogram, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, first class postage prepaid, addressed to the shareholder at the shareholder’s address as it appears on the stock records of the Corporation. If given personally or otherwise than by mail, such notice shall be deemed to be given when either handed to the shareholder or delivered to the shareholder’s address as it appears on the stock records of the Corporation.

2.5 Waiver of Notice.
Attendance of a shareholder of the Corporation, either in person or by proxy, at any meeting, whether annual or special, shall constitute a waiver (i) of lack of notice or defective notice of such meeting, except where a shareholder at the beginning of the meeting objects to the holding of the meeting or transacting business at the meeting because of lack of notice or defective notice and (ii) of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented. A written waiver of notice of any such meeting waiver, signed by the shareholder or shareholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, shall be equivalent to notice. Neither the business to be transacted at, nor the purposes of, any meeting need be specified in any written waiver of notice. Waivers shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.
2.6 Voting List.
After fixing a record date for a shareholders’ meeting, the secretary shall prepare a complete list of the shareholders entitled to be given notice of the meeting. The list shall be arranged by voting groups, and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of and the number of shares of each such class and series that are registered in the name of each shareholder. Such list shall be available for inspection by any shareholder beginning at the earlier of ten (10) days before the meeting for which the list was prepared or two (2) business days after the notice is given and continuing through the meeting, and any adjournment thereof, during ordinary business hours either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the principal office of the Corporation. The list shall be produced and kept at the place of the meeting during the whole time of the meeting and may be inspected by any shareholder or an agent or attorney of the shareholder at any time during the meeting or any adjournment.
2.7 Quorum.
Except as otherwise required by law, the Articles of Incorporation or these bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the shareholders, present in person or by proxy, shall constitute a quorum. If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless a greater number of affirmative votes is required by law or by the Articles of Incorporation. Cumulative voting shall not be permitted in the election of directors or otherwise. At each election for directors, each shareholder entitled to vote at such election has the right to vote all of the shareholder’s votes for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. Once a share is present for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting, unless otherwise provided in the Articles of Incorporation or unless a new record date is or shall be set for that adjourned meeting. If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting from time to time, without notice if the time and place are announced at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.
2.8 Record Date.
In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting or at any adjournment of a meeting of shareholders; entitled to receive payment of any dividend or other distribution or allotment of any rights; entitled to exercise any rights in respect of any change, conversion or exchange of stock; or for the purpose of any other lawful action; the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors. The record date shall not be fixed more than seventy (70) days before the date of the proposed action. If no record date is fixed: (i) the record date for determining shareholders entitled to notice of or to vote at any meeting shall be the close of business on the day immediately preceding the day on which notice is given or, if notice is waived by all shareholders, at the close of business on the day immediately preceding the day on which the meeting is held; and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such other purpose. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting, and the board of directors shall set a new record date if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.
Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the Corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called, or the date that is sixty (60) days before the date the first of such demands is received by the corporation, whichever is later.
2.9 Procedure.
The order of business and all other matters of procedure at every meeting of the shareholders may be determined by the presiding officer.

2.10 Advance Notice of Shareholder Proposals and Director Nominations.
Shareholders may nominate one or more persons for election as directors at the annual meeting of shareholders or propose business to be brought before the annual meeting of shareholders, or both, only if (i) such business is a proper matter for shareholder action under applicable Colorado law, (ii) the shareholder has given timely notice in proper written form of such shareholder’s intent to make such nomination or nominations or to propose such business, and (iii) the shareholder is eligible to submit a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or §7-107-102 of the Act.
To be timely, a shareholder’s notice relating to the annual meeting shall be delivered to the secretary at the principal executive offices of the Corporation not less than 120 or more than 180 days prior to the first anniversary (the “Anniversary”) of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the Anniversary of the preceding year’s annual meeting, then notice by the shareholder to be timely must be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made.
To be in proper form a shareholder’s notice to the secretary shall be in writing and shall set forth (i) the name and address of the shareholder who intends to make the nomination(s) or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed, (ii) a representation as to the number of shares held of record by such shareholder, that the shareholder intends to vote such stock at such meeting and, in the case of nomination of a director or directors, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) in the case of nomination of a director or directors, a description of all arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (iv) such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the board of directors of the Corporation and (v) in the case of nomination of a director or directors, the consent of each nominee to serve as a director of the Corporation if so elected.
The Chairman of a meeting of shareholders may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedures.
Notwithstanding the foregoing provisions of this section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this section. Nothing in this section shall affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Nothing in this section shall affect any rights of shareholders, if any, to have any nominee included in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

ARTICLE III
DIRECTORS
3.1 Number.
Except as otherwise fixed pursuant to the provisions of the Articles of Incorporation, the number of directors shall be fixed from time to time exclusively by resolutions adopted by the board of directors; provided, however, that the number of directors shall at no time be less than three (3) nor more than fifteen (15); provided, however, that no decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director; and provided, further, that a newly created directorship established by the election of an additional member of the board by the board of directors shall be deemed to automatically increase the size of the board by one (1).
3.2 Chairman of the Board.
The chairman, if present, shall preside at all meetings of shareholders and of the board and shall perform all duties incident to the office of chairman of the board and all such other duties as may from time to time be assigned to the chairman by the board or by these bylaws.
3.3 Election and Terms.
A director shall hold office until the annual shareholders’ meeting for the year in which the director’s term expires and thereafter until a successor shall be elected and qualified, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office.
3.4 Newly Created Directorships and Vacancies.
Except as otherwise fixed pursuant to the provisions of the Articles of Incorporation, newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by (i) the board of directors, (ii) the affirmative vote of a majority of the remaining directors then in office or a sole remaining director, even though less than a quorum of the board of directors, or (iii) by the shareholders at the next annual meeting or at a special meeting called for that purpose. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the new directorship which was created or the unexpired term of the director’s predecessor in office in which the vacancy occurred and until such director’s successor shall have been elected and qualified.

3.5 Regular Meetings.
The first meeting of each newly elected board of directors elected at the annual meeting of shareholders shall be held immediately after and at the same place as, the annual meeting of the shareholders, provided a quorum is present, and no notice of such meeting shall be necessary in order to legally constitute the meeting. Regular meetings of the board of directors shall be held at such times and places as the board of directors may from time to time determine.
3.6 Special Meetings.
Special meetings of the board of directors may be called at any time, at any place and for any purpose by the chairman of the board, the chief executive officer, the president or by a majority of the entire board of directors.
3.7 Notice of Meetings.
Notice of regular meetings of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director at his usual place of business or at such other address as shall have been furnished by him for such purpose. Such notice shall be properly and timely given if it is: (i) deposited in the United States mail not later than the third calendar day preceding the date of the meeting or (ii) personally delivered, telegraphed, sent by facsimile transmission or communicated by telephone at least twenty-four hours before the time of the meeting. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.
3.8 Waiver.
Attendance of a director at a regular or special meeting of the board of directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and does not thereafter vote for or assent to action taken at the meeting. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at, or after the time for notice or the time of the meeting, shall be equivalent to the giving of such notice. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.
3.9 Quorum and Voting.
Except as may be otherwise provided by law, the Articles of Incorporation or in these bylaws, the presence of a majority of the total number of directors then in office immediately before the meeting begins shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the board of directors, and the affirmative act of a majority of the directors present at a meeting at which a quorum is present shall be deemed the act of the board of directors. Less than a quorum may adjourn any meeting of the board of directors from time to time without notice. A director who is present at the meeting of the board of directors when corporate action is taken is deemed to have assented to all action taken at the meeting unless: (i) the director objects at the beginning of the meeting, or promptly upon his/her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; (ii) the director contemporaneously requests that the director’s dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or (iii) the director causes written notice of the his/her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before the adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of the meeting. The right of dissent or abstention as to a specific action in not available to a director who votes in favor or the action taken.
3.10 Participation in Meetings by Telephone.
Members of the board of directors, or of any committee thereof, may participate in any meeting of such board or committee by means of conference telephone or other means of communication by which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.
3.11 Powers.
The business, property and affairs of the Corporation shall be managed by or under the direction of its board of directors, which shall have and may exercise all the powers of the Corporation to do all such lawful acts and things as are not by law, by the Articles of Incorporation or by these bylaws, directed or required to be exercised or done by the shareholders.
3.12 Compensation of Directors.
Directors shall receive such compensation for their services as shall be determined by a majority of the entire board of directors, provided that directors who are serving the Corporation as officers or employees and who receive compensation for their services as such officers or employees shall not receive any salary or other compensation for their services as directors.
3.13 Action Without a Meeting.
Unless otherwise restricted by the Articles of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the board of directors or such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee. Any such consent may be signed in counterparts and shall be effective on the date of the last signature thereon unless otherwise provided therein or unless, before such time as the last director signs, any director has revoked his/her consent by a writing received by the secretary of the corporation. Action taken pursuant to written consent has the same effect as action taken at a meeting of directors and may be described as such in any document.

ARTICLE IV
COMMITTEES
4.1 Designation of Committees.
The board of directors may establish committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more members of the board of directors. The creation of a committee and appointment of members to it shall require approval by a majority of all the directors in office when the action is taken.
4.2 Committee Powers and Authority.
The board of directors may provide, by resolution or by amendment to these bylaws, that a committee may exercise all the power and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that a committee may not exercise the power or authority of the board of directors in reference to authorizing distributions; approving or proposing to shareholders action that the Act require to be approved by shareholders; amending the Articles of Incorporation; filling vacancies on the board of directors or on any of its committees; approving a plan of merger or conversion not requiring shareholder approval; authorizing or approving reacquisition of shares except according to a formula or method prescribed by the board of directors; authorizing or approving the issuance or sale of shares, or a contract for the sale of shares, or determination of the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee or an officer to do so within limits specifically prescribed by the board of directors; or adopting, amending or repealing these bylaws.
4.3 Committee Procedures.
To the extent the board of directors or the committee does not establish other procedures for the committee, each committee shall be governed by the procedures established in Section 3.3 (except as they relate to an annual meeting of the board of directors) and Sections 3.4, 3.5, 3.6, 3.7, 3.9, 3.10, 3.12, and 3.13 of these bylaws, as if the committee were the board of directors.
4.4 Director Responsibility.
The creation of, delegation of authority to, or action by committee does not alone constitute compliance by a director with the standards of conduct described in section 7-108-401 of the Act.

ARTICLE V
OFFICERS
5.1 Number.
The officers of the Corporation shall be appointed or elected by the board of directors. The officers shall be a chief executive officer, a president, such number, if any, of executive vice presidents as the board of directors may from time to time determine, such number, if any, of vice presidents as the board of directors may from time to time determine, a secretary, such number, if any, of assistant secretaries as the board of directors may from time to time determine, and a chief financial officer. Any person may hold two (2) or more offices at the same time except the offices of chief executive officer and secretary and the offices of president and secretary.
5.2 Additional Officers.
The board of directors may appoint such other officers as it shall deem appropriate.
5.3 Term of Office, Resignation.
All officers, agents and employees of the Corporation shall hold their respective offices or positions at the pleasure of the board of directors and may be removed at any time by the board of directors with or without cause. Any officer may resign at any time by giving written notice of his resignation to the chief executive officer, the president, or to the secretary, and acceptance of such resignation shall not be necessary to make it effective unless the notice so provides. Any vacancy occurring in any office shall be filled by the board of directors.
5.4 Chief Executive Officer.
The chief executive officer shall be chief executive officer of the Corporation and, subject to the direction and control of the board of directors, shall manage the business of the Corporation. The chief executive officer shall preside at all meetings of the shareholders and directors at which such officer may be present unless the board of directors has appointed a chairman, vice chairman, or other officer of the board to preside at such meetings. The chief executive officer may execute contracts, deeds and other instruments on behalf of the Corporation. The chief executive officer shall have full authority on behalf of the Corporation to attend any meeting, give any waiver, cast any vote, grant any discretionary or directed proxy to any person, and exercise any other rights of ownership with respect to any shares of capital stock or other securities held by the Corporation and issued by any other corporation or with respect to any partnership, trust or similar interest held by the Corporation.

5.5 President.
The president, if any, shall be the officer next in rank after the chief executive officer. The president may execute contracts, deeds and other instruments on behalf of the Corporation. In the absence of the chief executive officer or in the event of his disability, inability or refusal to act, the president shall perform the duties and exercise the power of the chief executive officer. The president shall have full authority on behalf of the Corporation to attend any meeting, give any waiver, cast any vote, grant any discretionary or directed proxy to any person, and exercise any other rights of ownership with respect to any shares of capital stock or other securities held by the Corporation and issued by any other corporation or with respect to any partnership, trust or similar interest held by the Corporation.
5.6 Executive Vice President.
Each executive vice president, if any, shall perform such functions as may be prescribed by the board of directors, the chairman of the board, the chief executive officer or the president. Each executive vice president may execute contracts, deeds and other instruments on behalf of the Corporation. Each executive vice president shall have full authority on behalf of the Corporation to attend any meeting, give any waiver, cast any vote, grant any discretionary or directed proxy to any person, and exercise any other rights of ownership with respect to any shares of capital stock or other securities held by the Corporation and issued by any other corporation or with respect to any partnership, trust or similar interest held by the Corporation. Each executive vice president shall perform such other duties as the board, the chief executive officer or the president may from time to time prescribe or delegate to him.
5.7 Vice President.
Each vice president, if any, shall perform such functions as may be prescribed by the board of directors, the chief executive officer, the president, or any executive vice president. Each vice president may execute contracts, deeds and other instruments on behalf of the Corporation. The vice president shall have full authority on behalf of the Corporation to attend any meeting, give any waiver, cast any vote, grant any discretionary or directed proxy to any person, and exercise any other rights of ownership with respect to any shares of capital stock or other securities held by the Corporation and issued by any other corporation or with respect to any partnership, trust or similar interest held by the Corporation. Each vice president shall perform such other duties as the board, the chief executive officer, the president or any executive vice president may from time to time prescribe or delegate to him.
5.8 Secretary.
The secretary shall give, or cause to be given, notice of all meetings of the shareholders and, upon the request of a person entitled to call a special meeting of the board of directors, he shall give notice of any such special meeting. The secretary shall keep the minutes of all meetings of the shareholders, the board of directors or any committee established by the board of directors. The secretary shall be responsible for the maintenance of all records of the Corporation and may attest documents on behalf of the Corporation. The secretary shall perform such other duties as the board, the chief executive officer, the president or any vice president may from time to time prescribe or delegate to him.

5.9 Assistant Secretary.
Each assistant secretary, if any, shall, in general, perform the duties as may be prescribed by the secretary or by the chief executive officer, president, or by the board of directors from time to time. Any assistant secretary or secretaries, when authorized by the board of directors, may sign with the president or a vice president certificates for the Corporation’s shares, the issuance of which have been authorized by a resolution of the board of directors.
5.10 Chief Financial Officer.
The chief financial officer shall also be the treasurer of the Corporation and shall be responsible for the control of the funds of the Corporation and the custody of all securities owned by the Corporation. The chief financial officer shall perform such other duties as the board, the chief executive officer or the president may from time to time prescribe or delegate to him.
5.11 Compensation.
Officers shall receive such compensation, if any, for their services as may be authorized or ratified by the board of directors. Election or appointment as an officer shall not of itself create a right to compensation for services performed as such officer.
ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
6.1 Definitions. As used in this Article VI:
(a) “Corporation” includes any domestic or foreign entity that is a predecessor of the Corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.
(b) “Director” means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation’s request as a director, officer, partner, manager, member, trustee, employee, fiduciary or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the Corporation’s request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.
(c) “Expenses” includes counsel fees.
(d) “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(e) “Official capacity” means, when used with respect to a director, the office of director in the Corporation and, when used with respect to a person other than a director as contemplated in Section 6.7, the office in the Corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary or agent on behalf of the Corporation. “Official capacity” does not include service for any other domestic or foreign entity or employee benefit plan.

(f) “Party” includes a person who was, is or is threatened to be made, a named defendant or respondent in a proceeding.
(g) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.
6.2 Authority to Indemnify Directors.
(a) Except as provided in Section 6.2(d), the Corporation shall indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:
(i) The person conducted himself or herself in good faith; and
(ii) The person reasonably believed:
(A) In the case of conduct in an official capacity with the Corporation, that his or her conduct was in the Corporation’s best interests; and
(B) In all other cases, that such conduct was at least not opposed to the Corporation’s best interests; and
(iii) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.
(b) A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of Section 6.2(a)(ii)(B). A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of Section 6.2(a)(i).
(c) The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this Section 6.2.
(d) Except to the extent authorized by a court as provided in the Act, the Corporation may not indemnify a director under this Section 6.2:
(i) In connection with a proceeding by or in the right of the Corporation in which the director was adjudged liable to the Corporation; or
(ii) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(e) Indemnification permitted under this Section 6.2 in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.
6.3 Mandatory Indemnification of Directors.
The Corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.
6.4 Advance of Expenses to Directors.
(a) The Corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, within ten (10) days after receipt by the Corporation of a statement or statements reasonably evidencing the expenses incurred, if:
(i) The director furnishes to the Corporation a written affirmation of the director’s good faith belief that the director has met the standard of conduct described in Section 6.2.
(ii) The director furnishes to the Corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and
(iii) A determination is made that the facts then known to those making the determination would not preclude indemnification under this Article VI.
(b) The undertaking required by Section 6.4(a)(ii) shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(c) Determinations and authorizations of payments under this Section 6.4 shall be made in the manner specified in Section 6.6.
6.5 Court-Ordered Indemnification of Directors. Notwithstanding a determination that the director did not meet the standard of conduct set forth in Section 6.2(a) or the fact that the director was adjudged liable in the circumstances described in Section 6.2(d), a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that the director is entitled to indemnification hereunder, nor an actual determination by the Corporation that the director is not entitled to indemnification hereunder, shall be a defense to the action or create any presumption that such person is not entitled to indemnification hereunder.

6.6 Determination and Authorization of Indemnification of Directors.
(a) Except to the extent authorized by a court as provided in the Act, the Corporation shall not indemnify a director under Section 6.2 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Section 6.2. The Corporation shall not advance expenses to a director under Section 6.4 unless authorized in the specific case after the written affirmation and undertaking required by Section 6.4(a)(i) and 6.4(a)(ii) are received and the determination required by Section 6.4(a)(iii) has been made.
(b) The determinations required by Section 6.6(a) shall be made:
(i) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or
(ii) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.
(c) If a quorum cannot be obtained as contemplated in Section 6.6(b)(i), and a committee cannot be established under Section 6.6(b)(ii), or even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by Section 6.6(a) shall be made:
(i) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in Section 6.6(b)(i) or 6.6(b)(ii), or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or
(ii) By the shareholders.
(d) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is required or permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.
(e) Any indemnification requested by a director under Section 6.2 shall be made no later than forty-five (45) days after receipt of the written request of such person unless a determination is made within said forty-five (45) day period by the persons authorized pursuant to Section 6.6 that such director is not entitled to indemnification hereunder.

6.7 Indemnification of Officers, Employees, Fiduciaries, and Agents.
(a) The Corporation shall indemnify and advance expenses to an officer to the same extent as a director.
(b) The Corporation may indemnify and advance expenses to an employee, fiduciary or agent of the Corporation to the same extent as to a director.
(c) The Corporation may also indemnify and advance expenses to an officer, employee, fiduciary or agent who is not a director to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.
6.8 Insurance. The Corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, manager, member, trustee, employee, fiduciary or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a director, officer, employee, fiduciary or agent, whether or not the Corporation would have power to indemnify the person against the same liability under Section 6.2, 6.3, or 6.7. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of the State of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise.
6.9 Notice to Shareholders of Indemnification of Director. If the Corporation indemnifies or advances expenses to a director under this Article VI in connection with a proceeding by or in the right of the Corporation, the Corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
6.10 Settlements. Costs, charges or expenses of investigating or defending a proceeding for which indemnity will be sought hereunder may be incurred without the Corporation’s consent, provided that no settlement of any such proceeding may be made without the Corporation’s consent, which consent shall not be unreasonably withheld.
6.11 Subrogation.
In the event of payment under these bylaws, the indemnifying party or parties shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified person therefor and such indemnified person shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the indemnifying party or parties to effectively bring suit to enforce such rights.

6.12 Presumptions.
In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that such person is entitled to indemnification under this Article VI, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.
6.13 Exception to Right of Indemnification or Advancement of Expenses.
Notwithstanding any other provision of these bylaws, no person shall be entitled to indemnification or advancement of expenses under these bylaws with respect to any proceeding brought by such person, unless the bringing of such proceeding or making of such claim shall have been approved by the board of directors.
6.14 Contract.
The foregoing provisions of this Article VI shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.
The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any director or officer may be entitled apart from the provisions of this Article VI.
6.15 Surviving Corporation.
The board of directors may provide by resolution that references to “the Corporation” in this Article shall include, in addition to this Corporation, all constituent corporations absorbed in a merger with this Corporation so that any person who was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, partner, manager, member, trustee, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other entity shall stand in the same position under the provisions of this Article with respect to this Corporation as such person would if such person had served this Corporation in the same capacity or is or was so serving such other entity at the request of this Corporation, as the case may be.
ARTICLE VII
CAPITAL STOCK
7.1 Certificates.
Shares of stock of the Corporation shall be represented by certificates, or shall be uncertificated shares that may be evidenced by a book-entry system, or a combination of both.

Each certificate shall be signed by or in the name of the Corporation by (i) the chief executive officer, the president, or any executive vice president or vice president and (ii) the secretary or an assistant secretary. Any or all the signatures on the certificate may be a facsimile. The rights and obligations of shareholders are not affected by the fact that their shares are not represented by certificates. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send to the shareholder a written statement of the information required on certificates by the Act.
7.2 Facsimile Signatures.
In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he, she or it was such officer, transfer agent, or registrar at the date of issue.
7.3 Registered Shareholders.
The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has actual or other notice thereof, except as provided by law.
7.4 Cancellation of Certificates.
All certificates surrendered to the Corporation shall be canceled and, except in the case of lost, stolen or destroyed certificates, no new certificates shall be issued until the former certificate or certificates for the same number of shares of the same class of stock have been surrendered and canceled.
7.5 Lost, Stolen, or Destroyed Certificates.
The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the person claiming the certificate or certificates to be lost, stolen, or destroyed. In its discretion, and as a condition precedent to the issuance of any such new certificate or certificates, the board of directors may require that the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, give the Corporation and its transfer agent or agents, registrar or registrars a bond in such form and amount as the board of directors may direct as indemnity against any claim that may be made against the Corporation and its transfer agent or agents, registrar or registrars on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

7.6 Transfer of Shares.
Certificated shares of stock shall be transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney, upon the surrender of the certificate or certificates representing the shares to be transferred, properly endorsed, with such proof or guarantee of the authenticity of the signature as the Corporation or its agents may reasonably require. Uncertificated shares shall be transferable on the books of the Corporation upon the written instruction from the registered owner of such uncertificated shares or from a duly authorized attorney with such proof or guarantee of the authenticity of such instructions as the Corporation or its agents may reasonably require.
7.7 Transfer Agents and Registrars.
The Corporation may have one or more transfer agents and one or more registrars of its stock, whose respective duties the board of directors may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation shall have a transfer agent, or until registered by the registrar, if the Corporation shall have a registrar. The duties of transfer agent and registrar may be combined.
ARTICLE VIII
SEAL
8.1 Seal.
The board of directors may adopt and provide a seal which shall be circular in form and shall bear the name of the Corporation and the words “Seal” and “Colorado,” and which, if adopted, shall constitute the corporate seal of the Corporation.
ARTICLE IX
FISCAL YEAR
9.1 Fiscal Year.
The fiscal year for the Corporation shall be determined from time to time by the board of directors.
ARTICLE X
AMENDMENTS
10.1 Amendments.
Subject to the provisions of the Articles of Incorporation, these bylaws may be altered, amended, or repealed at any regular meeting of the shareholders (or at any special meeting thereof duly called for that purpose) by a majority vote of the shares represented and entitled to vote at such meeting, provided that in the notice of such special meeting, notice of such purpose shall be given. Subject to the laws of the State of Colorado, the Articles of Incorporation and these bylaws, the board of directors may, by majority vote of those present at any meeting at which a quorum is present, amend these bylaws or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. The board of directors shall have the power to amend or repeal any bylaw adopted by the shareholders unless such power is prohibited by the laws of the State of Colorado, the Articles of Incorporation or by a provision in these Bylaws adopted by shareholders specifying particular provisions of the Bylaws which may not be amended by the board of directors.

The undersigned secretary of the Corporation hereby certifies that the foregoing bylaws are the bylaws of the Corporation in effect as of November 30, 2007.

By:	/s/ Scott Lehman
Scott Lehman, Secretary

Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A _____ Proposals — The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2 and 3. 1. Election of Directors: For _____ Withhold For _____ Withhold + 01 — Mark W. Harding 05 — Richard L. Guido 02 — Harrison H. Augur 06 — Peter C. Howell 03 — Mark D. Campbell 07 — George M. Middlemas 04 — Arthur G. Epker, III For Against Abstain For Against Abstain 2. The Board of Directors recommends that the stockholders 3. The Board of Directors recommends a vote FOR the _____ vote FOR the reincorporation of the Company in Colorado. ratification of appointment of GHP Horwath, P.C. as the independent auditors for the fiscal year ending August 31, 2008. B _____ Non-Voting Items Change of Address — Please print new address below. C _____ Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Pure Cycle Corporation Proxy Solicited by Board of Directors for Annual Meeting — January 15, 2008 Harrison H. Augur and Mark W. Harding, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pure Cycle Corporation to be held on January 15, 2008 at 2PM Mountain time at the offices of Davis, Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, CO 80202, or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no instructions are specified, this proxy will be voted FOR the election of directors and proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be voted on reverse side.)